                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-7062

            PACIFIC GLOBAL FUND INC. D/B/A PACIFIC ADVISORS FUND INC.
               (Exact name of registrant as specified in charter)

         206 NORTH JACKSON STREET, SUITE 301 GLENDALE, CALIFORNIA 91206
                    (Address of principal executive offices)

       GEORGE A. HENNING 206 N. JACKSON ST., SUITE 301 GLENDALE, CA 91206
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 818-242-6693

Date of fiscal year end:  DECEMBER 31

Date of reporting period: DECEMBER 31, 2004

Item 1.   Report to Shareholders (filed herewith).

[GRAPHIC]

PACIFIC
ADVISORS

FUND INC


ANNUAL REPORT

DECEMBER 31, 2004


GOVERNMENT SECURITIES FUND
INCOME AND EQUITY FUND
BALANCED FUND
GROWTH FUND
MULTI-CAP VALUE FUND
SMALL CAP FUND

PACIFIC ADVISORS
     TABLE OF CONTENTS

MESSAGE FROM THE CHAIRMAN                           1
GOVERNMENT SECURITIES FUND                          3
INCOME AND EQUITY FUND                              7
BALANCED FUND                                      11
GROWTH FUND                                        15
MULTI-CAP VALUE FUND                               19
SMALL CAP FUND                                     23
SCHEDULE OF INVESTMENTS                            28
STATEMENT OF ASSETS AND LIABILITIES                48
STATEMENT OF OPERATIONS                            50
STATEMENT OF CHANGES IN NET ASSETS                 52
NOTES TO FINANCIAL STATEMENTS                      56
FINANCIAL HIGHLIGHTS                               62

This Report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current effective prospectus of the Fund, which contains information concerning the investment policies of the Fund as well as other pertinent information.

This Report is for informational purposes only and is not a solicitation, or a recommendation that any particular investor should purchase or sell any particular security. The statements in the Report are the opinions and beliefs expressed at the time of this commentary and are not intended to represent opinions and beliefs at any other time. These opinions are subject to change with market conditions and are not meant as a market forecast. All economic and performance information referenced is historical. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

For more information on the Pacific Advisors Funds, including information on charges, expenses and other classes offered, please obtain a copy of the prospectus by calling (800) 989-6693. Please read the prospectus carefully before you invest or send money. Shares of the Pacific Advisors Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                   MESSAGE
                                                       FROM THE CHAIRMAN

Fellow Shareholders,

     Continued U.S economic recovery set high expectations for a strong equity market in 2004. For most of the year, however, equity performance remained lackluster as geopolitical events and a heated U.S. Presidential election kept investors on the sidelines. A rally late in the fourth quarter enabled the equity markets to end the year on a positive note. Many individual companies posted strong results for the year, while most major indices achieved only single-digit increases.

     The Federal Reserve raised short-term interest rates throughout 2004 in response to good economic growth. These rate increases, however, had little impact on long-term interest rates above ten years. This disconnect presented a major challenge to fixed-income investors.

     Both the equity and fixed-income markets remained in a trading range during 2004. In this trading range environment, good stock selection was the key to achieving performance in the equity markets. For fixed-income investors, the rising interest rate environment called for a defensive investment strategy designed to protect principal.

                               2004 MARKET REVIEW

DECEMBER 31, 2004               CLOSE     YTD RETURN
----------------------------------------------------
Dow Jones                     10,783.01         3.15%
S&P 500                        1,211.92         8.99%
NASDAQ                         2,175.44         8.59%
Russell 2000                     651.57        17.00%

                               12/31/04     12/31/03
----------------------------------------------------
10-Year T-Bond Yield               4.22%        4.27%

      THE FOCUS ON GOOD STOCK SELECTION AT PACIFIC ADVISORS FUNDS MADE OUR
               SMALL CAP AND GROWTH FUNDS TOP PERFORMERS IN 2004.

     The PACIFIC ADVISORS SMALL CAP FUND (A) RANKED AS THE #1 SMALL CAP FUND out of 1,490 funds based on a one-year return of 36.61% as of December 31, 2004 according to Morningstar. The Fund ranked 100 out of 1,081 funds based on its five-year return; and 303 out of 487 based on its ten-year return. The Morningstar small cap category includes all funds in the small cap growth, value, and blend categories.

     The PACIFIC ADVISORS GROWTH FUND (A) RANKED IN THE TOP 5% OF ALL LARGE CAP GROWTH FUNDS as of December 31, 2004 according to Morningstar. The Fund ranked 58 out of 1,380 large cap growth funds based on a one-year return of 15.13%; and 452 out of 1,032 funds based on its five-year return.

     Further information regarding the performance of all of our Funds is provided in the interviews with our portfolio managers in this Annual Report.

ECONOMIC OUTLOOK

     The economy grew a moderate 4.4% in 2004, up from 3% in 2003. From housing to manufacturing, most segments of the economy delivered strong performances in 2004. Unemployment remained low by historical standards and productivity continued to increase bolstering corporate profit margins.

     Economic growth was fueled primarily by strong consumer spending. Consumer confidence and spending remained resilient despite lingering concerns about job growth and escalating oil prices. Capital spending by businesses increased and should continue to rise with many companies holding large cash reserves to fund future spending or make strategic acquisitions.

     Inflation remained under control in 2004. Prices rose only a modest 2.2% despite the high cost of energy. While we've seen emerging price pressures at the wholesale level, inflation does not appear to be an imminent threat to economic growth.

     Economic expansion should continue in 2005 albeit at a slower, more sustainable pace of 3.0% to 3.5%. We believe modest growth will prove more beneficial to the U.S. economy in the long-run. A more moderate growth rate will help control inflationary pressures and prolong economic expansion. Conversely, a sharp rise in inflation would lead to more aggressive interest rate increases by the Fed which could set the stage for a recession.

MARKET PERSPECTIVE

     The market rally in late 2004 brought a strong finish to an otherwise challenging year. While corporate earnings remained strong, external events heightened volatility and stunted market performance. Concerns surrounding the turnover of power in Iraq, the U.S. Presidential election, depreciation of the U.S. dollar, and rising oil prices weighed on the market throughout the year.

     Small cap stocks continued to lead the market in 2004. Large cap growth stocks also gained momentum and ended the year with a strong finish. Investment returns for many large cap value stocks, however, remained relatively flat even after the year-end rally. Large cap value stocks remain undervalued and continue to display good growth potential setting the stage for better performance in 2005.

     We expect market volatility will persist in 2005. While the economic and earnings forecasts remain positive, the following factors will likely keep the equity markets in a trading range:

     - continued uncertainty in Iraq;
     - the fluctuating value of the U.S. Dollar;
     - the uncertain impact of rising interest rates;
     - higher oil/energy prices; and
     - expanding U.S. budget and trade deficits.

     If the economy and corporate earnings grow as expected, market trading ranges should shift higher over the course of the year. While broader equity market performance may be positive for 2005, individual stocks will continue to provide the best opportunities for growth.

     The Fed raised short-term interest rates five times over the course of 2004 bringing the fed funds rate from 1% to 2 1/4%. Throughout the year, the Fed remained bullish on the economy and said it would continue raising rates at a "measured" pace to control inflation and prolong economic growth. Despite a steady rise in short-term rates, long-term rates held steady creating a challenging environment for fixed income investors.

     A rise in short-term rates, coupled with long-term concerns about the value of the dollar; the cost of the war in Iraq; and growing trade and budget deficits, were expected to drive long-term rates higher in 2004. Despite these concerns, U.S. fixed-income securities remained more attractive than alternative foreign investments causing longer rates to remain relatively flat. Consequently, fixed-income securities with attractive yields and reasonable levels of risk were in short supply.

     For the last several years, the Fed has kept interest rates at an unusually low level to promote economic growth. We expect the Fed will continue raising rates until the fed funds rate reaches a historical norm between 3 1/2% and 4%. Continued action by the Fed should drive long-term rates higher in 2005. As a result, the fixed income markets will likely remain volatile. Rising rates will increase the market risk for long-term bonds limiting performance to intermediate and shorter-term bonds. We believe that long-term interest rates will eventually rise to 5 1/2% or 6%. Even with this increase, rates should remain low enough to enable economic growth to continue and provide a good investment environment.

LOOKING AHEAD

     We anticipate that the equity and fixed income markets will remain trading range bound in 2005. A trader's market can be frustrating. Investors are often tempted to chase investment returns by shifting strategies or staying on the sidelines. The key to long-term success is a disciplined and patient investment strategy that can weather short-term market challenges. In 2005, we will continue to implement adaptive and defensive strategies that seek to manage risk while generating total return.

     We thank you for the privilege of managing your investments.

Sincerely,


/s/ George A. Henning
George A. Henning

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Performance data quoted represent past performance. Current performance may be higher or lower than performance data quoted. Fund returns do not take into account the maximum 5.75% sales charge on Class A shares. Returns would be lower if the sales charge were included. Performance figures represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Small cap stocks typically have fewer financial resources and may carry higher risks and experience greater volatility than large cap stocks. For information on current performance call (800) 989-6693.

                                               PACIFIC ADVISORS
                                                      GOVERNMENT SECURITIES FUND

INVESTS PRIMARILY IN FIXED-INCOME SECURITIES GUARANTEED BY THE U.S. GOVERNMENT OR ITS INSTRUMENTALITIES. THE FUND MAY ALSO INVEST IN OTHER INCOME PRODUCING INSTRUMENTS, INCLUDING DIVIDEND-PAYING COMMON STOCKS, FOR INCOME AND CAPITAL APPRECIATION.

INTERVIEW WITH PORTFOLIO MANAGER
THOMAS H. HANSON

FOR THE YEAR ENDED DECEMBER 31, 2004, THE FUND HAD A TOTAL RETURN OF 0.26% FOR CLASS A SHARES, AND - 0.50% FOR CLASS C SHARES. THE FUND'S BENCHMARK, THE LEHMAN INTERMEDIATE TREASURY BOND INDEX(1), RETURNED - 2.33% DURING THE SAME PERIOD.

Q    WHAT WERE THE GREATEST CHALLENGES FOR BOND INVESTORS IN 2004?

A    Overwhelming evidence supported the outlook for a rise in interest rates during 2004. In late 2003, the Federal Reserve began raising short-term interest rates and signaled its intention to continue raising rates in the coming year. The expectation of higher short-term rates and continued economic growth suggested a rise in long-term rates would follow.

     It is impossible to time interest rate movements. Investors who bet on or against such movements significantly increase their investment risk. Bonds, even U.S. government bonds, are not risk-free investments. U.S. government securities are backed by the full faith and credit of the U.S. government and therefore carry almost no credit risk. They are, however, still susceptible to interest rate risk. In a rising interest rate environment, longer-term bonds carry greater investment risk. Long-term bond holders not only risk missing the opportunity to acquire higher yielding investments, they also risk losing principal.

     While long-term rates did not rise as quickly as expected, the potential for higher rates continued to increase throughout 2004. The greatest challenge for conservative bond investors in 2004 was to protect principal and manage increased risk and volatility in the bond market.

Q    WHY DIDN'T LONG-TERM RATES RISE AS ANTICIPATED?

A    While a number of factors put upward pressure on long-term rates, we did not see an appreciable rise in long-term rates during 2004. These factors included long-term economic concerns related to the threat of inflation, the declining value of the dollar, and the rapidly expanding U.S. trade and budget deficits. In addition, rising short-term rates suggested long-term rates would need to rise to help longer-term bonds remain competitive with shorter-term investments.

     Throughout 2004, the U.S. government was able to finance its long-term debt without paying higher interest rates. Foreign investors, most notably China and Japan, reinvested profits from their trade surpluses in U.S. treasuries. In addition, demand for longer-term bonds remained strong because U.S. government bonds remained more attractive compared to alternative fixed-income investments. Despite longer-term concerns, prospects for future U.S. economic growth remained more favorable than for other major economies. Likewise, even at their lower levels, U.S. interest rates remained higher than those offered by foreign government bond investments. These factors, combined with the relative safety and stability of U.S. government securities, prevented a sustained rise in long-term rates during 2004.

Q    HOW DID YOU EXECUTE THE FUND'S INVESTMENT STRATEGY LAST YEAR?

A    The Government Securities Fund is designed to provide a stable investment for the most conservative investor. Accordingly, the Fund's primary objective is to protect principal. Capturing income and achieving capital appreciation must be accomplished in a risk appropriate manner.

     Elevated interest rate risk called for a more defensive strategy in 2004. History shows increases in long-term rates generally take place quickly and with little warning. This gives investors little time to make the necessary adjustments to their portfolios. Investors incorrectly positioned for

----------
(1) The Lehman Intermediate Treasury Bond Index is an unmanaged index of intermediate term government bonds since 12/31/80.

a rise in rates often have a difficult time recovering from portfolio losses. The Fund makes investment decisions based on the long-term outlook for interest rates to manage these risks.

     Given the high expectation for a rise in long-term rates, the Fund started the year with most of its holdings in shorter-term government securities. Recognizing that rates would not rise as quickly as anticipated, the Fund adapted its strategy and rotated into more intermediate-term bonds to capture additional yield. The Fund also invested a larger portion of its portfolio in government agency securities which offered more attractive yields. This resulted in additional income and capital appreciation for the Fund without substantially increasing risk. This adaptive and defensive strategy enabled the Fund to protect principal and provide a more stable investment in the midst of heightened market volatility.

Q    HOW DID YOU UTILIZE EQUITIES IN THE FUND'S PORTFOLIO?

A    The Fund may invest up to 20% of its portfolio in equity securities. This gives the Fund the opportunity to add to total return by capturing additional income and capital appreciation potential. In line with the Fund's conservative approach, these holdings are limited to high-quality common and preferred stocks. In 2004, the Fund concentrated its equity holdings in preferred stocks to take advantage of attractive yields. We also continued to maintain small positions in high-quality common stocks with above average dividend growth.

Q    WHAT CHANGES DO YOU ANTICIPATE IN THE BOND MARKET DURING 2005?

A    We expect 2005 will produce the long anticipated rise in long-term rates.
The Fed will continue raising short-term rates to manage inflationary pressures and help sustain economic growth. The spread between short and long-term rates is unusually narrow. Long-term rates will likely be forced to rise to keep longer-term investments competitive with shorter-term bonds. We would expect to see intermediate -term rates, based on the 10-year Treasury bond, to rise somewhere between 1% and 1 1/4% by year-end.

     This outlook portends continued volatility and interest rate risk, especially for longer-term bonds. In light of these risks, the Fund will maintain a defensive strategy. We will remain in shorter to intermediate-term government securities to manage risk. At the same time, the Fund will emphasize government agency securities for added income.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Performance data quoted represent past performance. Current performance may be higher or lower than the performance data quoted. Fund returns do not take into account the maximum 4.75% sales charge on Class A shares. Returns would be lower if the sales charge were included. Performance figures represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For information on current performance call (800) 989-6693.

[CHART]

PORTFOLIO HOLDINGS AS OF 12/31/04 (Based on Total Investments)

1.   U.S GOVERNMENT AGENCIES        74.87%
2.   U.S TREASURY BILLS             10.10%
3.   PREFERRED STOCK                 6.10%
4.   CASH AND CASH EQUIVALENTS       5.43%
5.   EQUITIES                        3.50%

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart shows the growth of a $10,000 investment made in Class A shares of Pacific Advisors Government Securities Fund from January 1, 1995 through December 31, 2004 compared to the growth of the Lehman Intermediate Treasury Bond Index(2).

[CHART]

             GOVERNMENT SECURITIES FUND      LEHMAN INTERMEDIATE T-BOND INDEX
12/31/94     $                    9,548      $                         10,604
12/31/95     $                   11,606      $                         12,140
12/31/96     $                   11,241      $                         12,622
12/31/97     $                   12,558      $                         13,590
12/31/98     $                   14,796      $                         14,764
12/31/99     $                   14,065      $                         14,829
12/31/2000   $                   16,656      $                         16,339
12/31/2001   $                   16,574      $                         17,643
12/31/2002   $                   17,035      $                         19,282
12/31/2003   $                   16,660      $                         19,708
12/31/2004   $                   16,704      $                         20,167

AVERAGE ANNUAL COMPOUNDED RETURN (CLASS A SHARES)
FOR THE YEAR ENDED DECEMBER 31, 2004

One Year            -4.47%
Five Year            2.49%
Ten Year             5.23%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Performance data quoted represent past performance. Current performance may be higher or lower than the performance data quoted. Fund returns include the maximum 4.75% sales charge on Class A shares. Performance figures represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For information on current performance call (800) 989-6693.

----------
(2) The Lehman Intermediate Treasury Bond Index is an unmanaged index of intermediate term government bonds since 12/31/80.

EXPENSE EXAMPLES

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares of the Fund within sixty days of purchase, with four exceptions. The fee does not apply to redemptions made under an automatic withdrawal program or periodic asset reallocation plan; redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions; redemptions of shares acquired through dividend reinvestments; and redemptions of shares purchased before July 1, 2004; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period:
(1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares of the Fund within sixty days of purchase, with four exceptions. The fee does not apply to redemptions made under an automatic withdrawal program or periodic asset reallocation plan; redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions; redemptions of shares acquired through dividend reinvestments; and redemptions of shares purchased before July 1, 2004; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period:
(1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                 BEGINNING         ENDING           EXPENSES PAID
                                                               ACCOUNT VALUE   ACCOUNT VALUE        DURING PERIOD
                                                                  07/01/04        12/31/04     07/01/04 - 12/31/04(3)
---------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Actual                                                         $       1,000   $    1,014.40         $     9.16
Hypothetical (5% return before expenses)                       $       1,000   $    1,025.14         $     9.21

CLASS C SHARES
Actual                                                         $       1,000   $    1,010.60         $    12.99
Hypothetical (5% return before expenses)                       $       1,000   $    1,025.14         $    13.08

----------
(3) Expenses are equal to the Fund's annualized expense ratio of 1.81% for Class A shares and 2.57% for Class C shares, multiplied by the average account value over the period, multiplied by 184/366 days to reflect the one-half year period.

                                                  PACIFIC ADVISORS
                                                          INCOME AND EQUITY FUND

INVESTS PRIMARILY IN INVESTMENT-GRADE FIXED-INCOME SECURITIES. THE FUND MAY ALSO INVEST IN STOCKS FOR LONG-TERM CAPITAL APPRECIATION.

INTERVIEW WITH PORTFOLIO MANAGERS
THOMAS H. HANSON
STEPHEN K. BACHE, CFA

FOR THE YEAR ENDED DECEMBER 31, 2004, THE FUND HAD A TOTAL RETURN OF 3.51% FOR CLASS A SHARES, AND 2.74% FOR CLASS C SHARES. THE FUND'S BENCHMARKS, THE LEHMAN INTERMEDIATE CORPORATE BOND INDEX(1) AND THE S&P 500 INDEX(2), RETURNED 4.29% AND 8.99%, RESPECTIVELY, DURING THE SAME PERIOD.

Q    WHAT WAS THE TREND IN INTEREST RATES DURING 2004?

A    2004 resulted in an unexpected disconnect between short and long-term interest rates. The Federal Reserve began raising short-term rates at the end of 2003. The Fed said it expected to continue raising rates at a "measured" pace to control inflation and sustain economic growth. The prospect of rising short-term rates and continued economic growth in 2004 set the expectation for a corresponding rise in long-term rates.

     As expected, the economy continued to expand in 2004 while the Fed continued raising rates. Over the course of the year, the Fed raised the fed funds rate from 1% to 2 1/4%. Contrary to expectations, however, we did not see a similar rise in long-term rates. Long-term rates, based on the 10-year Treasury bond, fluctuated within a trading range but ultimately ended the year where they began.

     Long-term rates move based on the level of risk investors must incur for committing to a longer-term investment. When the long-term outlook is less optimistic or less certain, rates rise to make longer-term investments more desirable and to compensate investors for increased risk. While the economy continued to expand last year, issues ranging from the growing budget deficit to the value of the dollar raised concerns about the sustained strength of the economy. Nevertheless, demand for long-term bonds remained strong particularly among foreign investors. U.S. bonds continued to offer better yields and greater safety compared to alternative investments. Issuers did not need to offer higher yields to sustain demand.

Q    WHAT WERE THE INVESTMENT RISKS IN THIS ENVIRONMENT?

A    Many investors assume that all bonds are more conservative, lower risk investments when compared to stocks. Bonds, like any other type of investment, carry varying degrees of risk. Risk varies depending on a number of factors including the financial strength of the issuer, the duration of the bond, and the direction of interest rate movements.

     Longer-term bonds carry more risk in a rising interest rate environment. As rates rise, long-term bond holders miss the opportunity to purchase higher yielding investments. Since bond prices decline as rates rise, these investors will also see the principal value of their investment decline.

     Interest rate movements are impossible to predict. Bond investors who bet on the timing of interest rate movements take on increased investment risk. The Income & Equity Fund is designed to meet an investment need for the conservative investor. This calls for the Fund to take a more cautious investment approach that actively manages risk. In 2004, the Fund based its investment strategy on a long-term outlook that continued to point to an imminent rise in long-term rates. The Fund's goal was to capture attractive yields without incurring significant risk. Given the interest rate environment last year, higher yielding, high-quality investments were scarce.

Q    HOW DID THE FUND MANAGE FOR TOTAL RETURN IN 2004?

A    The Fund's primary objective in any market is to protect principal and preserve earning power. We seek to achieve total return through a combination of income and capital appreciation. The Fund's equity component, which comprises up to 25% of the portfolio, provides added diversification to help manage risk and add to total return. The Fund's disciplined yet adaptive investment strategy proved effective in 2004. The

----------
(1) The Lehman Intermediate Corporate Bond Index is an unmanaged index of intermediate term U.S. corporate bonds since 01/01/73.
(2) The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.

Fund achieved a modest return while successfully managing the elevated risk and volatility in the bond and equity markets.

     Given the expectation for, and increasing likelihood of, a rise in interest rates during 2004, we sought high-quality, shorter-term bonds. At the beginning of the year, the Fund maintained an average maturity of 4-6 years. When it became clear rates would not rise as quickly as anticipated, we extended this maturity to 5-7 years. This allowed the Fund to take advantage of more attractive yields without significantly increasing risk. During 2004, we also invested a greater portion of the portfolio in preferred stocks which offered higher yields than many corporate bonds.

     To capitalize on strength in the equity market, the Fund held 15% to 24% of its portfolio in high-quality common stocks. Equity investments focused on larger cap companies with above average dividend growth. We also sought greater representation in the stronger performing areas of the market. This included energy and basic materials with holdings such as BRITISH PETROLEUM, BURLINGTON RESOURCES, ALCOA, and PHELPS DODGE.

Q    WHAT IS THE "YIELD CURVE" AND WHY IS IT AN IMPORTANT TOOL FOR MANAGING
BONDS?

A    The "yield curve" is an illustration of the relationship between short and long-term interest rates over a range of maturities. Short-term rates are typically lower than long-term rates producing an upward sloping curve as the time to maturity increases. The steeper the slope of the curve, the greater the difference or "spread" between short and long-term rates. The shape of the curve shows the risk/reward relationship for bonds at various maturities. The yield curve helps bond investors identify the maturity at which potential risk outweighs potential reward.

     The Fund seeks to provide a more stable fixed income investment for the conservative investor. Therefore, we look to manage to the "sweet spot" on the yield curve where we can obtain the highest yield at the lowest possible maturity. In 2004, the spread between short and long-term rates narrowed as short-term rates rose while long-term rates held steady. This resulted in fewer opportunities to acquire higher yielding bonds without incurring significantly greater risk. The Fund managed to the "sweet spot" by focusing on bonds with maturities of 4-7 years.

Q    WHAT IS YOUR OUTLOOK FOR THE CORPORATE BOND AND EQUITY MARKETS?

A    We expect a continuation of the trends we saw in 2004 for both the corporate bond and equity markets. The economy appears poised for continued growth and the Fed remains committed to raising the fed funds rate to a historical norm between 3% and 3 1/2%. A continued increase in the fed funds rate will lead to a rise in long-term rates to keep longer-term bonds competitive with shorter-term investments. With the continued prospect of rising rates, we expect the bond market will remain volatile.

     Equities should continue to outperform bonds in 2005. We expect the equity market will remain in a trading range characterized by greater volatility and uneven growth. Nevertheless, individual stocks will continue to provide attractive investment opportunities particularly in the energy, capital goods, and basic materials sectors.

     Given these conditions, the Fund will continue to employ the defensive investment strategy used effectively in 2004. To manage risk, we will continue to focus on short to intermediate-term bonds. We expect to maintain the Fund's higher equity position as we seek to capitalize on opportunities for additional income and capital appreciation.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Performance data quoted represent past performance. Current performance may be higher or lower than the performance data quoted. Fund returns do not take into account the maximum 4.75% sales charge on Class A shares. Returns would be lower if the sales charge were included. Performance figures represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For information on current performance call (800) 989-6693.

[CHART]

PORTFOLIO HOLDINGS AS OF 12/31/04 (Based on Total Investments)

1.   CORPORATE BONDS                        59.96%
     EQUITIES                               23.58%
2.     Financials                            8.51%
3.     Materials                             3.42%
4.     Industrials                           2.90%
5.     Health Care                           2.30%
6.     Other Equities                        6.45%
7.   PREFERRED STOCK                         7.83%
8.   CASH AND CASH EQUIVALENTS               4.79%
9.   U.S. GOVERNMENT AGENCIES                3.84%

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart shows the growth of a $10,000 investment made in Class A shares of Pacific Advisors Income and Equity Fund from January 1, 1995 through December 31, 2004 compared to the growth of the S&P 500 Index, Lehman Intermediate Treasury Bond Index, and the Lehman Intermediate Corporate Bond Index(3).

The Lehman Intermediate Corporate Bond Index has been added as a benchmark for the Fund because it is a more accurate measure of the bonds in which the Fund seeks to invest. In future years, the Lehman Intermediate Corporate Bond Index will replace the Lehman Intermediate Treasury Bond Index as a benchmark for the Fund.

[CHART]

                                                      LEHMAN INTERMEDIATE     LEHMAN INTERMEDIATE
             INCOME AND EQUITY FUND   S&P 500 INDEX   TREASURY BOND INDEX     CORPORATE BOND INDEX
12/31/94     $                9,740   $      10,541   $            10,604     $             10,817
12/31/95     $               10,921   $      14,137   $            12,140     $             12,873
12/31/96     $               11,116   $      17,348   $            12,622     $             13,384
12/31/97     $               12,184   $      22,728   $            13,590     $             14,503
12/31/98     $               13,659   $      28,789   $            14,764     $             15,705
12/31/99     $               13,685   $      34,412   $            14,829     $             15,730
12/31/2000   $               14,510   $      30,922   $            16,339     $             17,188
12/31/2001   $               14,892   $      26,890   $            17,643     $             18,838
12/31/2002   $               14,755   $      20,606   $            19,282     $             20,692
12/31/2003   $               15,733   $      26,042   $            19,708     $             22,238
12/31/2004   $               16,285   $      28,383   $            20,167     $             23,192

AVERAGE ANNUAL COMPOUNDED RETURN (CLASS A SHARES)
FOR THE YEAR ENDED DECEMBER 31, 2004

One Year             -1.45%
Five Year             2.53%
Ten Year              4.76%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Performance data quoted represent past performance. Current performance may be higher or lower than the performance data quoted. Fund returns include the maximum 4.75% sales charge on Class A shares. Performance figures represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For information on current performance call (800) 989-6693.

----------
(3) The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses. The Lehman Intermediate Treasury Bond Index is an unmanaged index of intermediate term government bonds since 12/31/80. The Lehman Intermediate Corporate Bond Index is an unmanaged index of intermediate term U.S. corporate bonds since 01/01/73.

EXPENSE EXAMPLES

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares of the Fund within sixty days of purchase, with four exceptions. The fee does not apply to redemptions made under an automatic withdrawal program or periodic asset reallocation plan; redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions; redemptions of shares acquired through dividend reinvestments; and redemptions of shares purchased before July 1, 2004; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period:
(1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 4.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares of the Fund within sixty days of purchase, with four exceptions. The fee does not apply to redemptions made under an automatic withdrawal program or periodic asset reallocation plan; redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions; redemptions of shares acquired through dividend reinvestments; and redemptions of shares purchased before July 1, 2004; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period:
(1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                 BEGINNING         ENDING           EXPENSES PAID
                                                               ACCOUNT VALUE   ACCOUNT VALUE        DURING PERIOD
                                                                  07/01/04        12/31/04     07/01/04 - 12/31/04(4)
---------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Actual                                                         $       1,000   $    1,031.70         $     9.91
Hypothetical (5% return before expenses)                       $       1,000   $    1,025.14         $     9.88

CLASS C SHARES
Actual                                                         $       1,000   $    1,026.70         $    13.70
Hypothetical (5% return before expenses)                       $       1,000   $    1,025.14         $    13.69

----------
(4) Expenses are equal to the Fund's annualized expense ratio of 1.94% for Class A shares and 2.69% for Class C shares, multiplied by the average account value over the period, multiplied by 184/366 days to reflect the one-half year period.

                                             PACIFIC ADVISORS
                                                        BALANCED FUND

INVESTS PRIMARILY IN LARGE AND MEDIUM CAP COMMON STOCKS WITH AT LEAST 25% OF THE ASSETS INVESTED IN FIXED-INCOME SECURITIES.

INTERVIEW WITH PORTFOLIO MANAGER
STEPHEN K. BACHE, CFA

FOR THE YEAR ENDED DECEMBER 31, 2004, THE FUND RETURNED 5.50% FOR CLASS A SHARES, AND 4.62% FOR CLASS C SHARES. DURING THE SAME PERIOD, THE FUND'S BENCHMARKS, THE S&P 500 INDEX(1) AND THE LEHMAN INTERMEDIATE CORPORATE BOND INDEX(2), RETURNED 8.99% AND 4.29%, RESPECTIVELY.

Q    WHAT ROLE DID EQUITIES PLAY IN THE FUND'S PORTFOLIO DURING 2004?

A    Coming off a spectacular year in 2003, equity market performance cooled in
2004. While the economy and corporate earnings continued to grow at a respectable pace, other factors kept the market in a narrow trading range. The market remained volatile and event driven in response to uncertainty in the U.S. Presidential election, the threat of additional terrorist attacks, and the war in Iraq. Concerns about the long-term economic impact of rising interest rates, the growing U.S. budget and trade deficits, and the declining value of the dollar put additional pressure on the market.

     Managing risk and capitalizing on opportunities in this type of market required patience and discipline. Investors had to separate real economic fundamentals from market "noise." The Fund's investment decisions continued to be guided by its long-term investment strategy not short-term events.

     Even with these challenges, the equity market offered better investment opportunities than the corporate bond market in 2004. The Fund continued to maintain a greater percentage of its portfolio in equities to capitalize on this strength. To manage risk and volatility, we sought investments in strong, stable growing companies. In particular, we added to holdings in stronger performing areas of the market such as energy and consumer cyclicals. Positions in these areas included BRITISH PETROLEUM, DEVON ENERGY, GENERAL ELECTRIC, TYCO INTERNATIONAL, and INTERPUBLIC GROUP. Market volatility also presented opportunities for the Fund to acquire undervalued companies at attractive prices, including MYLAN LABS and SANDISK.

Q    HOW DID YOU MANAGE THE CHALLENGES IN THE CORPORATE BOND MARKET?

A    The disconnect between short and long-term interest rates made the corporate bond market particularly challenging last year. The Federal Reserve began raising short-term interest rates at the end of 2003. The Fed continued raising rates throughout 2004 bringing the fed funds rate from 1% to 2 1/4%.

     A corresponding rise in long-term rates did not materialize as anticipated. Despite longer-term concerns, the outlook for U.S. economic growth remained more favorable than most of its foreign counterparts. Even at their low levels, U.S. interest rates remained higher than those in many foreign markets. Demand for U.S. government and corporate bonds remained strong producing little need for creditors to raise rates. The uncertainty surrounding the pace and timing of increases in short and long-term rates increased volatility in the bond market. This environment made it more difficult to find high-quality bonds with attractive yields.

     While long-term rates did not rise as quickly as expected, the prospect for rising rates remained intact. To minimize interest rate risk, the Fund reduced its bond exposure and concentrated holdings in shorter-term fixed income securities. We sought to capture higher yielding investment grade bonds whenever possible. This was achieved by adding holdings in the stronger performing utility and auto financing sectors. Undervalued companies with improving credit ratings, such as NORTHWESTERN CORPORATION, also offered opportunities to capture more attractive yields.

Q    WILL THE CORPORATE BOND MARKET IMPROVE IN 2005?

A    The Fed remains committed to continuing to raise short-term rates at a
"measured" pace. We expect it will look to raise the fed funds rate to a more historical norm between 2 1/2% and 3 1/2%.

----------
(1) The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.
(2) The Lehman Intermediate Corporate Bond Index is an unmanaged index of intermediate term U.S. corporate bonds since 01/01/73.

Barring any major economic surprises, a continued rise in short-term rates will force long-term rates to move higher. Given the prospect for rising rates, we expect the bond market will remain volatile. In a rising rate environment, longer-term bonds will continue to carry greater investment risk.

     We anticipate maintaining the bond strategy we implemented in 2004. Corporate bonds will continue to comprise a smaller portion of the Fund's portfolio. The Fund will continue to concentrate its fixed-income holdings in shorter-term investments. We will continue to seek attractive yields without significantly increasing risk. As rates rise, the bond market should begin to offer more opportunities to acquire higher yielding, high-quality bonds.

Q    WHAT IS YOUR OUTLOOK FOR THE EQUITY MARKET?

A    Equity market performance should remain favorable in 2005. We expect stocks will advance against a backdrop of an expanding economy, good corporate earnings growth, and respectable job growth. Investors, however, should not expect spectacular returns or a dramatic improvement in market conditions any time soon. Longer-term concerns in the form of growing trade and budget deficits, the war in Iraq, and the fluctuating value of the dollar will restrain market growth. Given these uncertainties, we expect the equity market will remain in a trading range characterized by heightened volatility and uneven growth.

     Individual stocks will lead market performance. Investment success will depend upon identifying companies with solid revenue and earnings growth and strong long-term growth prospects. The Fund will continue to invest a greater percentage of its portfolio in high-quality equities. We will continue to emphasize holdings in more cyclical sectors including industrials, pharmaceuticals, entertainment, and especially energy.

     We believe the equity market will continue to offer stronger performance relative to the corporate bond market in 2005. We will continue to employ a disciplined strategy that seeks to capitalize on equity market strength in a risk appropriate manner.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Performance data quoted represent past performance. Current performance may be higher or lower than the performance data quoted. Fund returns do not take into account the maximum 5.75% sales charge on Class A shares. Returns would be lower if the sales charge were included. Performance figures represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For information on current performance call (800) 989-6693.

[CHART]

PORTFOLIO HOLDINGS AS OF 12/31/04 (Based on Total Investments)

     EQUITIES                                58.75%
 1.    Industrials                            9.54%
 2.    Health Care                            9.50%
 3.    Telecommunications & Technology        8.93%
 4.    Financials                             8.79%
 5.    Energy                                 7.14%
 6.    Consumer Discretionary                 6.77%
 7.    Other Equities                         8.08%
 8.  CORPORATE BONDS                         34.44%
 9.  U.S. GOVERNMENT AGENCIES                 5.53%
10.  CASH AND CASH EQUIVALENTS                1.28%

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart shows the growth of a $10,000 investment made in Class A shares of Pacific Advisors Balanced Fund from January 1, 1995 through December 31, 2004 compared to the growth of the S&P 500 Index, the Lehman Intermediate Treasury Bond Index, and the Lehman Intermediate Corporate Bond Index(3).

The Lehman Intermediate Corporate Bond Index has been added as a benchmark for the Fund because it is a more accurate measure of the bonds in which the Fund seeks to invest. In future years, the Lehman Intermediate Corporate Bond Index will replace the Lehman Intermediate Treasury Bond Index as a benchmark for the Fund.

[CHART]

                                                                     LEHMAN INTERMEDIATE    LEHMAN INTERMEDIATE
                          BALANCED FUND          S&P 500 INDEX       CORPORATE BOND INDEX   TREASURY BOND INDEX
12/31/94                    $   9,196              $  10,541               $  10,604              $  10,817
12/31/95                    $   9,997              $  14,137               $  12,140              $  12,873
12/31/96                    $  11,588              $  17,348               $  12,622              $  13,384
12/31/97                    $  13,355              $  22,728               $  13,590              $  14,503
12/31/98                    $  14,391              $  28,789               $  14,764              $  15,705
12/31/99                    $  16,206              $  34,412               $  14,829              $  15,730
12/31/2000                  $  17,825              $  30,922               $  16,339              $  17,188
12/31/2001                  $  16,978              $  26,890               $  17,643              $  18,838
12/31/2002                  $  16,120              $  20,606               $  19,282              $  20,692
12/31/2003                  $  19,124              $  26,042               $  19,708              $  22,238
12/31/2004                  $  20,176              $  28,383               $  20,167              $  23,192

AVERAGE ANNUAL COMPOUNDED RETURN (CLASS A SHARES)
FOR THE YEAR ENDED DECEMBER 31, 2004

One Year            -0.58%
Five Year            3.26%
Ten Year             7.55%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Performance data quoted represent past performance. Current performance may be higher or lower than the performance data quoted. Fund returns include the maximum 5.75% sales charge on Class A shares. Performance figures represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For information on current performance call (800) 989-6693.

----------
(3) The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market The Index returns assume reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses. The Lehman Intermediate Treasury Bond Index is an unmanaged index of intermediate term government bonds since 12/31/80. The Lehman Intermediate Corporate Bond Index is an unmanaged index of intermediate term U.S. corporate bonds since 01/01/73.

EXPENSE EXAMPLES

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares of the Fund within six months of purchase, with four exceptions. The fee does not apply to redemptions made under an automatic withdrawal program or periodic asset reallocation plan; redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions; redemptions of shares acquired through dividend reinvestments; and redemptions of shares purchased before July 1, 2004; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period:
(1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares of the Fund within six months of purchase, with four exceptions. The fee does not apply to redemptions made under an automatic withdrawal program or periodic asset reallocation plan; redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions; redemptions of shares acquired through dividend reinvestments; and redemptions of shares purchased before July 1, 2004; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period:
(1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                 BEGINNING         ENDING           EXPENSES PAID
                                                               ACCOUNT VALUE   ACCOUNT VALUE        DURING PERIOD
                                                                  07/01/04        12/31/04     07/01/04 - 12/31/04(4)
---------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Actual                                                         $       1,000   $    1,062.30        $      13.84
Hypothetical (5% return before expenses)                       $       1,000   $    1,025.14        $      13.59

CLASS C SHARES
Actual                                                         $       1,000   $    1,057.80        $      17.79
Hypothetical (5% return before expenses)                       $       1,000   $    1,025.14        $      17.51

----------
(4) Expenses are equal to the Fund's annualized expense ratio of 2.67% for Class A shares and 3.44% for Class C shares, multiplied by the average account value over the period, multiplied by 184/366 days to reflect the one-half year period.

                                             PACIFIC ADVISORS
                                                          GROWTH FUND

INVESTS PRIMARILY IN COMPANIES THAT ARE A PART OF THE S&P 500 COMPOSITE INDEX(1) OR THE NASDAQ 100 INDEX(2).

INTERVIEW WITH PORTFOLIO MANAGER
THOMAS H. HANSON

FOR THE YEAR ENDED DECEMBER 31, 2004, THE FUND RETURNED 15.13% FOR CLASS A SHARES, AND 14.06% FOR CLASS C SHARES. THE FUND'S BENCHMARKS, THE S&P 500 AND THE RUSSELL 10003, ROSE 8.99% AND 9.49%, RESPECTIVELY, DURING THE SAME PERIOD.

PACIFIC ADVISORS GROWTH FUND (A) RANKED IN THE TOP 5% OF ALL LARGE CAP GROWTH FUNDS OUT OF 1,380 FUNDS BASED ON ITS ONE-YEAR RETURN OF 15.13% AS OF DECEMBER 31ST ACCORDING TO MORNINGSTAR. THE FUND RANKED 452 OUT OF 1,032 FUNDS BASED ON ITS FIVE-YEAR RETURN.

Q    WHAT CHALLENGES DID GROWTH INVESTORS FACE IN 2004?

A    The equity market of 2004 can be best described as a "sideways" market.
While the major market indices ultimately achieved positive performance for the year, growth was uneven. The market remained volatile throughout the year as investors reacted quickly, and not always reasonably, to the latest political and economic news.

     Despite solid economic growth, investors remained concerned about uneven reports on job growth, consumer confidence, and spending. Rising interest rates, growing U.S. trade and budget deficits, and the declining value of the dollar added to concerns about the long-term health of the economy. Political uncertainty surrounding the U.S. Presidential election and the war in Iraq put additional strain on the market.

     Persistent uncertainty restrained growth momentum for the overall market as well as individual sectors and stocks. Capitalizing on performance opportunities in this volatile, slower growth environment required patience and fine-tuned stock selection. Investors were challenged to identify individual opportunities for growth while managing risk and minimizing portfolio volatility.

Q    HOW DID THE FUND ACHIEVE STRONG PERFORMANCE AMID THESE CHALLENGES?

A    Despite lackluster performance in the overall market, select individual stocks provided opportunity for growth. By employing an adaptive and disciplined investment strategy, the Fund not only achieved its investment objective, but outperformed its benchmarks and ranked in the top 5% of its peer group.

     The Fund seeks to achieve total return by investing in companies offering growth at a reasonable price. Historically, the Fund's portfolio has been concentrated in large cap stocks. The Fund began in 1999 at the height of a bull market. During this period in the market, large cap stocks led market performance and offered the most attractive opportunities for growth.

     By 2004, changing market dynamics called for the Fund to take a more multi-cap approach. Mid and small cap companies demonstrated greater growth momentum than most large cap stocks. Staying within the Fund's investment parameters, we added more mid and small cap companies to the portfolio such as MARATHON OIL, APACHE, LOUISIANA PACIFIC, GEORGIA PACIFIC, MITCHAM INDUSTRIES, and FREEPORT MCMORAN.

     The challenge for all investors in a "sideways" market is to manage volatility instead of reacting to it. The Fund remained patient and based its investment decisions on its long-term strategy rather than short-term events. The Fund held to its strategy to select and hold positions with long-term growth potential in the strongest performing areas of the market. By maintaining these positions in spite of fluctuations caused by shorter-term market retreats, the Fund achieved its object to build long-term growth.

----------
(1) The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. The Index returns assume reinvestment of dividends but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.
(2) The Nasdaq 100 Stock Index is an unmanaged, weighted measure of the 100 largest non-financial domestic and international common stocks listed on The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund, do not reflect management fees or expenses.
(3) The Russell 1000 Stock Index is an unmanaged, market capitalization weighted measure of stock market performance. It contains the stocks of the 1,000 largest publicly traded companies within the Russell 3000 Index. The Index does not take capital gains into consideration. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.

Q    HOW DID THE FUND POSITION ITS PORTFOLIO LAST YEAR?

A    The investment strategy calls for the Fund to seek growth in the strongest performing stocks and market sectors. In 2004, the Fund emphasized holdings in the energy, basic materials, and capital goods sectors. Energy stocks led the market bolstered by a long-term trend for increasing demand and rising prices. The Fund invested in this sector with large, mid and small cap holdings such as EXXONMOBIL, MARATHON OIL, and MITCHAM INDUSTRIES.

     Companies providing basic materials and capital goods also had strong performance. They benefited from burgeoning industrial demand in developing countries such as China and India. Fund holdings included large cap capital goods manufacturers GENERAL ELECTRIC, ITT INDUSTRIES, and TYCO INTERNATIONAL. Holdings in the basic materials sectors included mid cap paper producers LOUISIANA PACIFIC and GEORGIA PACIFIC, as well as small cap copper supplier FREEPORT MCMORAN.

     The Fund also added a number of positions from the health care sector during 2004. As a result of government investigations and concerns about product development, health care stocks lagged in performance last year. Despite these short-term challenges, the health care industry offers strong long-term growth potential. We believe this sector will be a market leader in 2005 and took advantage of opportunities to acquire some of these high growth companies at reasonable prices. Holdings in the health care sector ranged from large cap names, such as JOHNSON & JOHNSON, to mid and small cap companies such as QUEST DIAGNOSTICS, MCKESSON Corporation and AMERICA SERVICE GROUP.

     For the most part, sector leadership remained consistent throughout the year. As a result, we made relatively few changes to the Fund's portfolio. We continued to concentrate the Fund's holdings in these areas throughout the year making minor adjustments to individual positions as necessary.

Q    WHAT WILL THE CHALLENGES AND OPPORTUNITIES BE IN THE EQUITY MARKET GOING
FORWARD?

A    Economic data and historical precedence suggest the market will remain in a
"sideways" pattern for some time - possibly the next 3 to 5 years. We expect the market will remain in a relatively narrow trading range repeating a pattern of rallying, retreating, and rallying again to old or slightly new highs. An extended trading range market is not unexpected in light of the spectacular gains achieved in the recent bull market.

     The stimulus provided by historically low interest rates, strong spending, and increasing productivity should allow the economy to continue to grow at a modest but steady pace. Nevertheless, continued concerns about the U.S. budget and trade deficits; the valuation of the dollar; and geopolitical uncertainties will prevent breakthrough performance in the overall market. We expect the market will remain volatile as investors continue to respond to the latest news by reacting first and evaluating later.

     Long-term growth prospects for many individual companies, however, remain strong. We expect select companies will continue to demonstrate growth momentum and offer attractive investment opportunities. As in 2004, stock selection will remain key to achieving long-term performance.

     Investment success will continue to require that investors look beyond short-term distractions and remain committed to a disciplined, long-term investment strategy. We will continue to monitor short-term events for changes in the long-term outlook for the market and the economy. We expect to continue taking a multi-cap approach with an emphasis on holdings in the energy, basic materials, capital goods and healthcare sectors. We will remain patient and continue to employ disciplined investment management.

     PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Performance data quoted represent past performance. Current performance may be higher or lower than the performance data quoted. Fund returns do not take into account the maximum 5.75% sales charge on Class A shares. Returns would be lower if the sales charge were included. Performance figures represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For information on current performance call (800) 989-6693.

[CHART]

PORTFOLIO HOLDINGS AS OF 12/31/04 (Based on Total Investments)

     EQUITIES                         87.36%
1.     HEALTH CARE                    34.81%
2.     Materials                      12.43%
3.     Energy                         11.79%
4.     Industrials                    11.17%
5.     Information Technology          7.36%
6.     Consumer Discretionary          4.82%
7.     Other Equities                  4.98%
8.   CASH AND CASH EQUIVALENTS        12.64%

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart shows the growth of a $10,000 investment made in Class A shares of Pacific Advisors Growth Fund from May 1, 1999 through December 31, 2004 compared to the growth of the S&P 500 Index, the Nasdaq 100 Index, and the Russell 1000 Index(5).

The Russell 1000 Index has been added as a benchmark for the Fund because it is a more accurate measure of the stocks the Fund seeks to invest in than the Nasdaq 100 Index which is heavily concentrated in the technology sector. In future years, the Russell 1000 Index will replace the Nasdaq 100 Index as a benchmark for the Fund.

[CHART]

                GROWTH FUND         S&P 500 INDEX       NASDAQ 100 INDEX    RUSSELL 1000 INDEX
12/31/98     $            9,425   $           10,000   $           10,000   $           10,000
12/31/99     $           11,875   $           11,953   $           20,109   $           12,091
12/31/2000   $           10,002   $           10,741   $           12,701   $           11,149
12/31/2001   $            7,163   $            9,340   $            8,554   $            9,761
12/31/2002   $            5,576   $            7,158   $            5,339   $            7,648
12/31/2003   $            7,265   $            9,046   $            7,962   $            9,934
12/31/2004   $            8,364   $            9,859   $            8,793   $           10,876

AVERAGE ANNUAL COMPOUNDED RETURN (CLASS A SHARES)
FOR THE YEAR ENDED DECEMBER 31, 2004

One Year                    8.44%
Five Year                  -7.86%
Since Inception            -4.40%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Performance data quoted represent past performance. Current performance may be higher or lower than the performance data quoted. Fund returns include the maximum 5.75% sales charge on Class A shares. Performance figures represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For information on current performance call (800) 989-6693.

----------
(4) The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses. The Nasdaq 100 Stock Index is an unmanaged, weighted measure of the 100 largest non-financial domestic and international common stocks listed on The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund, do not reflect management fees or expenses. The Russell 1000 Stock Index is an unmanaged, market capitalization weighted measure of stock market performance. It contains the stocks of the 1,000 largest publicly traded companies within the Russell 3000 Index. The Index does not take capital gains into consideration. Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.

EXPENSE EXAMPLES

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares of the Fund within six months of purchase, with three exceptions. The fee does not apply to redemptions made under an automatic withdrawal program or periodic asset reallocation plan; redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions; and redemptions of shares acquired through dividend reinvestments; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period:
(1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares of the Fund within six months of purchase, with three exceptions. The fee does not apply to redemptions made under an automatic withdrawal program or periodic asset reallocation plan; redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions; and redemptions of shares acquired through dividend reinvestments; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period:
(1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                 BEGINNING         ENDING           EXPENSES PAID
                                                               ACCOUNT VALUE   ACCOUNT VALUE        DURING PERIOD
                                                                  07/01/04        12/31/04     07/01/04 - 12/31/04(5)
---------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Actual                                                         $       1,000   $    1,091.60        $      14.88
Hypothetical (5% return before expenses)                       $       1,000   $    1,025.14        $      14.41

CLASS C SHARES
Actual                                                         $       1,000   $    1,086.50        $      18.57
Hypothetical (5% return before expenses)                       $       1,000   $    1,025.14        $      18.02

----------
(5) Expenses are equal to the Fund's annualized expense ratio of 2.83% for Class A shares and 3.54% for Class C shares, multiplied by the average account value over the period, multiplied by 184/366 days to reflect the one-half year period.

                                             PACIFIC ADVISORS
                                                 MULTI-CAP VALUE FUND

INVESTS IN A DIVERSIFIED PORTFOLIO OF LARGE TO SMALL CAPITALIZATION COMPANIES USING AN ACTIVELY MANAGED, VALUE-BASED INVESTMENT APPROACH.

INTERVIEW WITH PORTFOLIO MANAGER
SHELLY J. MEYERS

FOR THE YEAR ENDED DECEMBER 31, 2004, CLASS A SHARES RETURNED 5.84% AND CLASS C SHARES RETURNED 5.02%. DURING THE SAME PERIOD, THE FUND'S BENCHMARK, THE S&P 500(1), RETURNED 8.99%.

Q    WHAT CAN INVESTORS LEARN FROM THE EQUITY MARKET OF 2004?

A    2004 was a turbulent but positive year for the equity market. The market spent the year in a "trading range" - repeating a pattern of rallying, retreating, and rallying to new highs - as investors grappled with political and economic uncertainties. The market was event-driven creating a volatile and unpredictable investment environment throughout the year. The year ended on a positive note with a "relief rally." Investors finally felt confident enough to put more capital to work following the conclusion of the U.S. Presidential election and reports of stronger job growth.

     This market environment underscores the importance of maintaining a disciplined, long-term investment strategy. Investors attempting to time the market significantly increased their investment risk only to end up chasing returns and missing out on valuable, long-term investment opportunities. By maintaining a long-term outlook and holding to its investment parameters, the Fund effectively managed risk and volatility while working to achieve long-term growth.

     2004 also reinforced the benefits of value investing. Despite slower and uneven growth for the overall market, select individual stocks continued to provide attractive investment opportunities. Given the uncertain environment, the market gave greater recognition to and rewarded companies with strong underlying value. In addition, market volatility provided excellent opportunities for the Fund to add to existing positions and acquire new holdings at attractive prices.

Q    HOW DO YOU MAINTAIN A LONG-TERM INVESTMENT STRATEGY IN THE MIDST OF
SHORT-TERM CHALLENGES?

A    The market will always present short-term distractions. When investors allow these challenges to dictate their investment decisions, they jeopardize their opportunity for long-term investment success. Following a disciplined investment strategy allows investors to minimize the effects of market fluctuations and capitalize on solid investment opportunities.

     The Fund seeks to achieve long-term capital appreciation through investment in undervalued companies. It may take as long as 3 to 5 years for an investment to reach its full potential. In most cases, a stock does not appreciate in a straight upward path. There will undoubtedly be periods of decline in a stock's price due to market conditions or company specific events.

     The Fund's investment decisions are guided by select criteria rather than short-term events. We invest in undervalued companies that possess high intrinsic value as demonstrated by a solid business plan and strong fundamentals. In addition, we must recognize internal or external factors which we believe will serve as catalysts for a company to gain greater market recognition. We believe these criteria allow us to select sound value investments positioned for long-term growth.

     When a company encounters a short-term setback, we re-evaluate its suitability based on our investment criteria. If a company's long-term prospects remain intact, we can remain patient and confident that its value will be rewarded when short-term challenges subside. In some cases, short-term setbacks may present an opportunity to add to a position. If we believe the company's long-term value is compromised by current challenges, we will sell the position.

----------
(1) The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.

Q    WHAT CHANGES DID YOU MAKE TO THE FUND'S PORTFOLIO LAST YEAR?

A    In 2004, we maintained positions in many of the Fund's long-term holdings which continued to demonstrate strong underlying value. These positions included CHEVRONTEXACO, GOLDMAN SACHS, TARGET, and SEROLOGICALS. Market conditions also presented a number of opportunities to purchase new positions at attractive prices.

     For example, we added a position in JETBLUE AIRWAYS to the Fund's portfolio. JETBLUE possesses strong fundamentals supported by a unique business plan and a disciplined strategy for growth. Despite its strong fundamental value, the stock price was beaten up in response to the short-term impact of the heavy hurricane season and ongoing problems unique to other airlines. We believed this presented an opportunity to acquire a position in a valuable company at a discounted price.

     GRAFTECH INTERNATIONAL was another new addition to the portfolio. GRAFTECH supplies industrial products to a wide range of industries. Its diverse customer base and representation in a number of high growth industries bode well for the company's future growth. After reviewing its improving fundamentals and long-term growth prospects, we concluded that the market was undervaluing this company.

     Where possible, the Fund sought to add to its holdings in the stronger performing areas of the market. This included WILLIAMS COMPANIES, APACHE CORPORATION, and MARATHON OIL in the energy sector; financial companies such as WASHINGTON MUTUAL and CITIGROUP; and CALLAWAY GOLF and ACTIVISION in the entertainment industry. The pharmaceutical sector also offered a number of attractive investments. Pharmaceutical stocks were hurt last year by product setbacks and government investigations. Yet, we believed many of these companies were undervalued based on long-term growth and profit projections. We added to our position in this field through holdings in SCHERING-PLOUGH, PFIZER, and AMGEN.

     As appropriate, we also trimmed or sold positions. Several holdings, such as VIVENDI and QUALCOMM, were sold at a profit when we believed the companies became fully valued. The Fund also profited from the sale of one of its long-term holdings, SOLA International, following news of its acquisition by a competitor. In a few cases, such as BRISTOL-MYERS SQUIBB and WATSON PHARMACEUTICALS, we sold positions because the long-term fundamentals no longer met our investment criteria.

Q    WHAT FACTORS WILL HAVE THE GREATEST INFLUENCE ON SHORT AND LONG-TERM MARKET
PERFORMANCE?

A    We expect the market will remain event-driven and trading range bound in
2005. In fact, the market will likely continue its "sideways" movement for the next several years. It is not unusual for the market to endure a sustained period of slower, uneven growth following a strong bull market. While we anticipate positive performance for the major indices next year, select individual stocks will continue to provide the best investment opportunities.

     The forecast calls for a continuation of moderate economic and corporate earnings growth. Uncertainties in a number of other areas, however, will likely create a volatile market environment. In the near-term, the market will respond to the potential or perceived impact of rising interest rates; higher oil prices; and fluctuations in the value of the dollar. The market will also pay close attention to longer-term influences such as the growing U.S. trade and budget deficits and the war in Iraq.

     The Fund will remain focused on achieving long-term growth through investment in undervalued companies. We will continue to monitor short-term developments and assess their long-term impact on the companies in the Fund's portfolio. Market conditions should continue to offer opportunities to add to existing holdings and acquire new positions at attractive prices.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Performance data quoted represent past performance. Current performance may be higher or lower than the performance data quoted. Fund returns do not take into account the maximum 5.75% sales charge on Class A shares. Returns would be lower if the sales charge were included. Performance figures represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For information on current performance call (800)
989-6693.

[CHART]

PORTFOLIO HOLDINGS AS OF 12/31/04 (Based on Total Investments)

     EQUITIES                                                        97.27%
1.     Energy                                                        17.75%
2.     Health Care                                                   17.40%
3.     Financials                                                    16.32%
4.     Consumer Discretionary                                        15.64%
5.     Information Technology                                        11.24%
6.     Industrials                                                   10.61%
7.     Telecommunications Services                                    8.31%
8.   CASH AND CASH EQUIVALENTS                                        2.73%

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart shows the growth of a $10,000 investment made in Class A shares of Pacific Advisors Multi-Cap Value Fund from April 1, 2002 through December 31, 2004 compared to the growth of the S&P 500 Index(2).

[CHART]

                 MULTI-CAP VALUE FUND     S&P 500 INDEX
12/31/2001             $  9,425             $ 10,000
12/31/2002             $  7,493             $  7,663
12/31/2003             $ 10,801             $  9,684
12/31/2004             $ 11,432             $ 10,555

AVERAGE ANNUAL COMPOUNDED RETURN (CLASS A SHARES)
FOR THE YEAR ENDED DECEMBER 31, 2004

One Year                   -0.25%
Since Inception             4.98%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Performance data quoted represent past performance. Current performance may be higher or lower than the performance data quoted. Fund returns include the maximum 5.75% sales charge on Class A shares. Performance figures represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For information on current performance call (800) 989-6693.

----------
(2) The Standard & Poor's 500 Index is an unmanaged, market capitalization weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and The Nasdaq Stock Market. The Index returns assume reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of management fees or expenses.

EXPENSE EXAMPLES

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares of the Fund within six months of purchase, with four exceptions. The fee does not apply to redemptions made under an automatic withdrawal program or periodic asset reallocation plan; redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions; redemptions of shares acquired through dividend reinvestments; and redemptions of shares purchased before July 1, 2004; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period:
(1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares of the Fund within six months of purchase, with four exceptions. The fee does not apply to redemptions made under an automatic withdrawal program or periodic asset reallocation plan; redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions; redemptions of shares acquired through dividend reinvestments; and redemptions of shares purchased before July 1, 2004; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period:
(1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                 BEGINNING         ENDING           EXPENSES PAID
                                                               ACCOUNT VALUE   ACCOUNT VALUE        DURING PERIOD
                                                                  07/01/04        12/31/04     07/01/04 - 12/31/04(3)
---------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Actual                                                         $       1,000   $    1,063.00        $      13.64
Hypothetical (5% return before expenses)                       $       1,000   $    1,025.14        $      13.39

CLASS C SHARES
Actual                                                         $       1,000   $    1,058.60        $      17.59
Hypothetical (5% return before expenses)                       $       1,000   $    1,025.14        $      17.31

----------
(3) Expenses are equal to the Fund's annualized expense ratio of 2.63% for Class A shares and 3.40% for Class C shares, multiplied by the average account value over the period, multiplied by 184/366 days to reflect the one-half year period.

                                             PACIFIC ADVISORS
                                                       SMALL CAP FUND

INVESTS PRIMARILY IN SMALL COMPANY STOCKS WITH A MARKET CAP BELOW $500M USING A VALUE INVESTMENT APPROACH. THE FUND FOCUSES ON COMPANIES WITH STRONG EARNINGS AND GROWTH POTENTIAL.

INTERVIEW WITH PORTFOLIO MANAGER
GEORGE A. HENNING

FOR THE YEAR ENDED DECEMBER 31, 2004, THE FUND RETURNED 36.60% FOR CLASS A SHARES, AND 35.62% FOR CLASS C SHARES. THE FUND'S BENCHMARK, THE RUSSELL 2000 STOCK INDEX(1), RETURNED 17.00% FOR THE SAME PERIOD.

PACIFIC ADVISORS SMALL CAP FUND (A) RANKED AS THE #1 SMALL CAP FUND OUT OF 1,490 FUNDS BASED ON ITS ONE-YEAR RETURN OF 36.61% AS OF DECEMBER 31ST ACCORDING TO MORNINGSTAR. THE FUND RANKED 100 OUT OF 1,081 FUNDS BASED ON ITS FIVE-YEAR RETURN; AND 303 OUT OF 487 FUNDS BASED ON ITS TEN-YEAR RETURN. THE MORNINGSTAR SMALL CAP CATEGORY INCLUDES ALL FUNDS IN THE SMALL CAP VALUE, GROWTH, AND BLEND CATEGORIES.

Q    HOW DID THE FUND ACHIEVE ITS SUPERIOR PERFORMANCE?

A    The Fund's performance in 2004 was the product of careful stock selection guided by a disciplined investment strategy. We use three key criteria to select solid companies that we believe will add long-term value to the Fund. First, we must see evidence of good growth potential for both the company and its industry. Second, the company must possess a strategic plan and the financial strength to achieve growth. Most importantly, the company must be led by a management team capable of meeting the company's long-term objectives.

     We seek to position the Fund for long-term growth by focusing on companies that will perform well in the current economic environment. Over the last several years, we focused on building a portfolio of companies that would perform well in a slower growing economy. This long-term, disciplined approach - not short-term bets or trading gimmicks - made the Fund the top performer in its class during 2004.

Q    WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO LAST YEAR?

A    We made few changes to the Fund's portfolio in 2004. Over the last several years, we constructed the Fund's portfolio based on the long-term outlook for slower economic growth. In 2004, we continued to focus on companies benefiting from a slower economy or those that were less sensitive to economic conditions.

     In particular, we focused on energy companies. Based on growing demand and a long-term trend for higher prices, we expected strong performance from this sector. Holdings in this sector included CHESAPEAKE ENERGY, MITCHAM INDUSTRIES, and MISSION RESOURCES. We also emphasized representation in the transportation sector through companies such as SCS TRANSPORTATION and RAILAMERICA. Transportation companies tend to thrive in an expanding economy. In addition, we believed they would benefit from new industry regulations which limited competition and increased pricing power.

     We also sought companies whose products and services are typically in high demand regardless of the economic environment. These investments included ELKCORP which manufactures replacement roofing shingles; AMERICA SERVICE GROUP which provides healthcare services to correctional facilities; and EZCORP which operates a chain of pawn shops. Many of the Fund's holdings are leaders in their respective industries including INTERVOICE, a leader in voice recognition technology, and AVIALL, a major parts distributor for military, commercial, and private aircraft. This distinction gives these companies competitive advantages such as greater leverage and financial resources to grow their businesses. As a result, these companies also tend to be more resistant to economic pressures.

     In 2004, we took advantage of market retreats to add to many of our existing positions at lower prices. Our strategy also led us to acquire a few select new holdings such as DARLING INTERNATIONAL, CONNS, and DAVE & BUSTER'S. When warranted by increased valuations, we also took profits and trimmed several positions to maintain a balanced and diversified portfolio.

----------
(1) The Russell 2000 Stock Index is an unmanaged, market-weighted measure of stock market performance. It contains stocks of the 2,000 smallest publicly traded companies of the Russell 3000 Index. The Russell 2000 Stock Index does not take capital gains into consideration, and, unlike the Fund, does not reflect the effects of management fees or expenses.

Q    HOW CAN THE FUND BUILD ON ITS SUCCESS IN 2005?

A    The Fund's success is based on a long-term investment strategy. We select companies that offer attractive opportunities for long-term growth. Even with their strong performance over the last several years, the companies in the Fund's portfolio project continued growth. We believe market conditions will provide the Fund with ample opportunities to acquire additional long-term holdings.

     Our detailed research and thorough knowledge of each company in the Fund's portfolio gives us the foundation to make strategic investment decisions. At certain times, a stock may suffer setbacks as a result of short-term market conditions or company specific events. We evaluate these events based on their long-term impact to the company's business. If the company continues to meet our investment criteria, we can confidently maintain the Fund's position. In some cases, we may even take the opportunity to add to the Fund's holdings. We will continue to make investment decisions based on a disciplined strategy that enables the Fund to achieve long-term growth.

Q    WHAT UNIQUE OPPORTUNITIES DO SMALL CAP STOCKS OFFER?

A    Well managed, smaller companies tend to be more nimble making it easier for them to adapt to changes within their industry or the economy. In addition, small cap companies are often leaders in niche industries which offer attractive growth opportunities. Smaller companies, however, have less capital which means mistakes can be much more costly. Consequently, management plays a key role in the growth and success of a smaller company.

     Small cap investing requires more personal research than investing in other market segments. It is important to understand the unique characteristics of each company as well as its industry. Qualities which make one company successful may be a liability to another. It is also critically important to know a company's management and be able to trust in their ability to overcome challenges and achieve long-term growth. Thorough research and a disciplined approach enable the Fund to take advantage of valuable investment opportunities in this area of the market while managing risk.

Q    WHAT IS THE OUTLOOK FOR SMALL CAP STOCKS IN 2005?

A    The long-term outlook continues to call for slower but steady economic growth. Increased capital spending by businesses, modest job growth, improving productivity, and relatively low interest rates should continue to support the economy in 2005. The market, however, will also focus on a number of factors which could impact future growth. These include the war in Iraq, the value of the dollar, and growing U.S. trade and budget deficits.

     We expect the market will remain in a trading range for the foreseeable future. The market will likely remain volatile as investors continue to react to the latest economic news. We anticipate overall market performance will remain lackluster but individual companies will continue to provide excellent opportunities for growth.

     While we are attentive to the outlook for the market, we focus on the long-term prospects for the companies in the Fund's portfolio. These companies continue to possess good fundamentals and demonstrate excellent prospects for strong earnings and revenue growth. Market conditions should provide opportunities for the Fund to add to these positions and acquire new long-term investments.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Performance data quoted represent past performance. Current performance may be higher or lower than the performance data quoted. Fund returns do not take into account the maximum 5.75% sales charge on Class A shares. Returns would be lower if the sales charge were included. Performance figures represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Small cap stocks typically have fewer financial resources and may carry higher risks and experience greater volatility than large cap stocks. For information on current performance call (800) 989-6693.

[CHART]

PORTFOLIO HOLDINGS AS OF 12/31/04 (Based on Total Investments)

     EQUITIES                       100%
1.     Industrials                33.68%
2.     Consumer Discretionary     17.64%
3.     Energy                     13.58%
4.     Information Technology     11.01%
5.     Financials                 10.68%
6.     Health Care                 7.14%
7.     Other Equities              6.27%

CHANGE IN VALUE OF $10,000 INVESTMENT

This chart shows the growth of a $10,000 investment made in Class A shares of Pacific Advisors Small Cap Fund from January 1, 1995 through December 31, 2004 compared to the growth of the Russell 2000 Index(2).

[CHART]

                     SMALL CAP FUND    RUSSELL 2000 INDEX
12/31/94                $ 11,875            $ 11,328
12/31/95                $ 12,771            $ 14,297
12/31/96                $ 18,352            $ 16,407
12/31/97                $ 19,628            $ 19,774
12/31/98                $ 16,379            $ 19,092
12/31/99                $ 13,800            $ 22,837
12/31/2000              $ 15,570            $ 21,878
12/31/2001              $ 18,720            $ 22,103
12/31/2002              $ 12,692            $ 17,334
12/31/2003              $ 23,253            $ 25,198
12/31/2004              $ 31,764            $ 29,481

AVERAGE ANNUAL COMPOUNDED RETURN (CLASS A SHARES)
FOR THE YEAR ENDED DECEMBER 31, 2004

One Year             28.72%
Five Year            16.76%
Ten Year             10.65%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Performance data quoted represent past performance. Current performance may be higher or lower than the performance data quoted. Fund returns include the maximum 5.75% sales charge on Class A shares. Performance figures represent the change in value over the stated period assuming reinvestment of dividends and capital gains at net asset value and after expense reimbursements. Returns do not take into account individual taxes which may reduce actual returns when shares are sold. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Small cap stocks typically have fewer financial resources and may carry higher risks and experience greater volatility than large cap stocks. For information on current performance call (800) 989-6693.

----------
(2) The Russell 2000 Stock Index is an unmanaged, market-weighted measure of stock market performance. It contains stocks of the 2,000 smallest publicly traded companies of the Russell 3000 Index. The Russell 2000 Stock Index does not take capital gains into consideration, and, unlike the Fund, does not reflect the effects of management fees or expenses.

EXPENSE EXAMPLES

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares of the Fund within six months of purchase, with three exceptions. The fee does not apply to redemptions made under an automatic withdrawal program or periodic asset reallocation plan; redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions; and redemptions of shares acquired through dividend reinvestments; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period:
(1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which in not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The following transaction costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period: (1) a front-end sales charge (load) of 5.75% on Class A shares; (2) a 2% redemption fee if you sell or exchange shares of the Fund within six months of purchase, with three exceptions. The fee does not apply to redemptions made under an automatic withdrawal program or periodic asset reallocation plan; redemptions to pay for expenses related to terminal illness, extended hospital or nursing home care, or other serious medical conditions; and redemptions of shares acquired through dividend reinvestments; and (3) a $10 service fee on each exchange after the first five exchanges in each calendar year.

The following ongoing costs are not included in the expenses shown in the table and, if applicable, would increase the expenses that you paid over the period:
(1) a $12 low balance fee on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee does not apply to IRAs, qualified plan accounts, or Coverdell Education Savings Accounts; (2) a $15 annual custodial fee on IRAs, SEPs, SIMPLE IRAs, and Coverdell Education Savings Accounts; and (3) a $20 annual custodial fee on 403(b) accounts.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                 BEGINNING         ENDING           EXPENSES PAID
                                                               ACCOUNT VALUE   ACCOUNT VALUE        DURING PERIOD
                                                                  07/01/04        12/31/04     07/01/04 - 12/31/04(3)
---------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Actual                                                         $       1,000   $    1,150.30        $      17.95
Hypothetical (5% return before expenses)                       $       1,000   $    1,025.14        $      16.90

CLASS C SHARES
Actual                                                         $       1,000   $    1,145.60        $      22.11
Hypothetical (5% return before expenses)                       $       1,000   $    1,025.14        $      20.87

----------
(3) Expenses are equal to the Fund's annualized expense ratio of 3.32% for Class A shares and 4.10% for Class C shares, multiplied by the average account value over the period, multiplied by 184/366 days to reflect the one-half year period.

[GRAPHIC]

                                             PACIFIC ADVISORS FUND INC.
                                                FINANCIAL STATEMENTS

                   PACIFIC ADVISORS GOVERNMENT SECURITIES FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 2004

                                                                       PRINCIPAL
                                                                          AMOUNT            VALUE
-------------------------------------------------------------------------------------------------
US GOVERNMENT SECURITIES - 84.86%

US Treasury Bills
     US Treasury Bill 01/06/05                                       $ 1,000,000     $    999,882
                                                                                     ------------
US Government Agencies
     Federal Farm Credit Bank 4.40% 12/10/09                              25,000           25,003
     Federal Home Loan Bank 3.00% 09/16/09                               100,000          100,018
     Federal Home Loan Bank 3.51% 11/07/07                               350,000          349,420
     Federal Home Loan Bank 4.00% 03/17/14                               100,000           99,060
     Federal Home Loan Bank 4.10% 12/30/08                                25,000           24,896
     Federal Home Loan Bank 4.30% 05/05/09                                70,000           70,003
     Federal Home Loan Bank 4.55% 06/30/08                                50,000           50,431
     Federal Home Loan Bank 4.55% 05/26/09                                37,500           37,502
     Federal Home Loan Bank 4.75% 05/26/09                                40,000           40,311
     Federal Home Loan Bank 5.00% 12/03/12                               100,000          100,468
     Federal Home Loan Bank 5.09% 10/22/12                               180,000          180,010
     Federal Home Loan Bank 5.35% 12/24/12                               536,364          536,399
     Federal Home Loan Mortgage Corporation 4.50% 11/12/09               100,000          100,506
     Federal Home Loan Mortgage Corporation 4.85% 12/01/09               500,000          504,034
     Federal Home Loan Mortgage Corporation 4.85% 09/23/11               250,000          251,844
     Federal Home Loan Mortgage Corporation 5.00% 12/23/11               500,000          505,496
     Federal Home Loan Mortgage Corporation 5.00% 12/29/11               250,000          251,568
     Federal Home Loan Mortgage Corporation 5.00% 04/22/13               500,000          501,464
     Federal Home Loan Mortgage Corporation 5.125% 02/20/13              100,000          100,267
     Federal Home Loan Mortgage Corporation 5.125% 03/10/14              200,000          200,472
     Federal Home Loan Mortgage Corporation 5.25% 07/30/13               170,000          170,227
     Federal Home Loan Mortgage Corporation 5.25% 12/01/14               200,000          201,645
     Federal Home Loan Mortgage Corporation 5.375% 12/15/14              200,000          201,311
     Federal Home Loan Mortgage Corporation 5.45% 08/09/13               100,000          101,260
     Federal National Mortgage Association 2.50% 01/24/08                100,000           99,988
     Federal National Mortgage Association 4.00% 05/20/08                500,000          500,858
     Federal National Mortgage Association 4.00% 02/25/09                500,000          500,449
     Federal National Mortgage Association 4.00% 08/23/12                 48,000           48,167
     Federal National Mortgage Association 4.52% 03/03/10                770,000          771,562
     Federal National Mortgage Association 5.00% 04/15/13                500,000          501,809
     Federal National Mortgage Association 5.00% 12/22/14                250,000          248,843
     Federal National Mortgage Association 5.25% 01/28/13                 35,000           35,051
                                                                                     ------------
                                                                                        7,410,342

TOTAL US GOVERNMENT SECURITIES
     (Cost: $8,387,239)                                                                 8,410,224
                                                                                     ============

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                       NUMBER OF
                                                                          SHARES            VALUE
-------------------------------------------------------------------------------------------------
COMMON STOCK - 3.50%
Energy
     PPL Corporation                                                       4,000     $    213,120

Software & Computer Processing Equipment
     Microsoft                                                             5,000          133,550
                                                                                     ------------
TOTAL COMMON STOCK
     (Cost: $308,940)                                                                     346,670
                                                                                     ============
PREFERRED STOCK - 6.09%
Banks - Regional
     First Bancorp Puerto Rico Preferred C 7.40%                          15,000          394,200

Real Estate Investment Trusts
     Price Legacy Corporation Preferred A 8.75%                           13,102          209,632
                                                                                     ------------
TOTAL PREFERRED STOCK
     (Cost: $607,447)                                                                     603,832
                                                                                     ============
TOTAL INVESTMENT SECURITIES - 94.45%
     (Cost: $9,303,626)                                                              $  9,360,726
                                                                                     ============
SHORT-TERM INVESTMENTS - 5.42%
     United Missouri Bank Money Market Fiduciary Account                                  537,609

OTHER ASSETS LESS LIABILITIES - 0.13%                                                      12,925
                                                                                     ============
TOTAL NET ASSETS - 100%                                                              $  9,911,260
=================================================================================================

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                     PACIFIC ADVISORS INCOME AND EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 2004

                                                                       PRINCIPAL
                                                                          AMOUNT            VALUE
-------------------------------------------------------------------------------------------------
CORPORATE BONDS - 59.17%
Beverages
     Anheuser Busch 7.125% 07/01/17                                  $   165,000     $    181,146
     Anheuser Busch 7.25% 09/15/15                                       188,000          198,934
                                                                                     ------------
                                                                                          380,080

Cosmetic/Personal Care
     Scott Paper Company 10.00% 03/15/05                                  60,000           60,779

Chemicals
     Dow Chemical 5.60% 11/15/09                                          25,000           25,683

Financial Services - Diversified
     General Electric Capital Floating Rate Note 01/01/49                 75,000           74,311
     General Electric Capital 8.65% 05/15/09                              40,000           46,807
     General Electric Capital 8.875% 05/15/09                             50,000           59,278
                                                                                     ------------
                                                                                          180,396

Food
     Gerber Products 9.00% 10/15/06                                      323,000          350,312

Food Retailers
     Safeway, Inc. 9.875% 03/15/07                                       370,000          413,332

Gas
     Piedmont Natural Gas Company 7.80% 09/29/10                         250,000          294,684

Heavy Machinery
     Deere & Company 8.95% 06/15/19                                      231,000          272,407

Insurance - Full Line
     American General Financial 5.875% 12/15/05                          100,000          102,468
     Transamerica Corporation 9.375% 03/01/08                             85,000           98,377
                                                                                     ------------
                                                                                          200,845

Lodging
     Marriott Corporation 9.375% 06/15/07                                160,000          175,541

Media
     Liberty Media Corporation 7.75% 07/15/09                            519,000          575,806

Oil - Integrated Majors
     Texaco Capital 8.625% 06/30/10                                      170,000          206,980

Oil - Secondary
     Occidental Petroleum 10.125% 09/15/09                               275,000          339,451

Retailers - Broadline
     Dayton Hudson 8.60% 01/15/02                                        435,000          541,927
     Wal-Mart Stores 8.00% 09/15/06                                       50,000           53,746
                                                                                     ------------
                                                                                          595,672

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                    PRINCIPAL
                                                                                       AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------
CORPORATE BONDS CONTINUED
Telephone Systems
     Bellsouth Capital Funding Corporation 6.04% 11/15/26                     $        85,000   $        89,192
     Bellsouth Telecommunications 6.30% 12/15/15                                      459,917           499,902
     SBC Communications 6.59% 09/29/08                                                 35,000            37,732
     SBC Communications 7.35% 05/24/10                                                275,000           312,899
     SBC Communications 7.39% 05/24/10                                                155,000           174,445
     Wisconsin Bell 6.35% 12/01/26                                                     50,000            52,656
                                                                                                ---------------
                                                                                                      1,166,826

Transportation
     Norfolk Southern Corporation 7.40% 09/15/06                                      135,000           143,777

Utilities - Electric
     Commonwealth Edison 8.00% 05/15/08                                               255,000           289,192
     Northwestern Corporation 7.10% 08/01/05                                          125,000           127,270
     Pennsylvania Power & Light 6.55% 03/01/06                                         75,000            77,629
     Potomac Electric Power 5.875% 10/15/08                                            94,000            99,619
     Potomac Electric Power 6.50% 09/15/05                                            115,000           117,801
     Public Service Electric & Gas 6.25% 01/01/07                                     128,000           134,469
     Public Service Electric & Gas 6.75% 03/01/06                                     375,000           390,072
     Public Service Oklahoma 6.50% 06/01/05                                            95,000            96,331
                                                                                                ---------------
                                                                                                      1,332,383

TOTAL CORPORATE BONDS
     (Cost: $6,724,038)                                                                               6,714,955
                                                                                                ===============

                                                                                    NUMBER OF
                                                                                       SHARES             VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCK - 23.26%
Aluminum
     Alcoa, Inc.                                                                        1,000            31,420

Automobile Parts
     Genuine Parts Company                                                              2,000            88,120

Banks - Money Center
     Bank of America                                                                    2,000            93,980
     Wachovia Corporation                                                               2,000           105,200
                                                                                                ---------------
                                                                                                        199,180

Banks - Regional
     Washington Mutual                                                                  2,000            84,560
     Wilmington Trust Company                                                           1,000            36,150
                                                                                                ---------------
                                                                                                        120,710

Chemicals
     Du Pont                                                                            1,000            49,050

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                    NUMBER OF
                                                                                       SHARES             VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCK CONTINUED
Chemicals - Specialty
     International Flavors and Fragrances                                               2,000   $        85,680

Diversified Companies
     General Electric                                                                   5,000           182,500

Electric
     Dominion Resources                                                                 1,000            67,740
     Duke Energy Corporation                                                            1,000            25,330
                                                                                                ---------------
                                                                                                         93,070

Gas - Integrated Majors
     Burlington Resources                                                               1,000            43,500

Industrial Diversified
     Honeywell International, Inc.                                                      2,000            70,820
     Tyco International Ltd.                                                            2,000            71,480
                                                                                                ---------------
                                                                                                        142,300

Insurance - Property
     American International Group, Inc.                                                 1,000            65,670
     Chubb Corporation                                                                    500            38,450
                                                                                                ---------------
                                                                                                        104,120

Medical Equipment, Devices & Supplies
     Johnson & Johnson                                                                  3,000           190,260

Mining - Diversified
     Anglogold Ltd.                                                                     1,000            36,350
     Freeport McMoran                                                                   1,000            38,230
                                                                                                ---------------
                                                                                                         74,580

Non-Ferrous Metals
     Phelps Dodge Corporation                                                           1,000            98,920

Oil - Integrated Majors
     British Petroleum                                                                  1,000            58,400
     Marathon Oil Corporation                                                           1,000            37,610
                                                                                                ---------------
                                                                                                         96,010

Paper Products
     International Paper                                                                1,000            42,000

Pharmaceuticals
     Pfizer, Inc.                                                                       2,500            67,225

Pipelines
     El Paso Energy Corporation                                                         1,000            10,400

Real Estate Investment Trusts
     Hospitality Properties                                                            11,500           529,000

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                    NUMBER OF
                                                                                       SHARES             VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCK CONTINUED
Retailers - Specialty
     Home Depot                                                                         1,000   $        42,740

Software & Computer Processing Equipment
     Microsoft                                                                          5,000           133,550

Telephone Systems
     Citizens Communications                                                           10,000           137,900
     SBC Communications                                                                 1,000            25,770
                                                                                                ---------------
                                                                                                        163,670

Utilities
     Public Service Electric & Gas                                                      1,000            51,770

TOTAL COMMON STOCK
     (Cost: $2,454,914)                                                                               2,639,775
                                                                                                ===============
PREFERRED STOCK - 7.73%
Banks - Regional
     First Bancorp Puerto Rico Preferred C 7.40%                                       10,000           262,800

Financial Services
     GMAC Preferred A 7.375%                                                           10,000           251,100

Insurance - Full Line
     ING Capital Funding Trust II                                                       2,500            64,300

Insurance - Life
     Phoenix Companies, Inc. 7.45% 01/15/32                                             3,500            89,460

Real Estate Investment Trusts
     Price Legacy Corporation Preferred A 6.82%                                         3,700            59,200
     Price Legacy Corporation Preferred A 8.75%                                         9,358           149,728
                                                                                                ---------------
                                                                                                        208,928

TOTAL PREFERRED STOCK
     (Cost: $874,704)                                                                                   876,588
                                                                                                ===============

                                                                                    PRINCIPAL
                                                                                       AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------
US GOVERNMENT SECURITIES - 3.79%
US Government Agencies
     Federal Home Loan Bank 5.05% 02/14/13                                    $       230,000           230,508
     Federal Home Loan Mortgage Corporation 3.25% 09/21/09                            100,000           100,003
     Federal Home Loan Mortgage Corporation 4.125% 09/01/09                           100,000            99,712
                                                                                                ---------------
                                                                                                        430,223

TOTAL US GOVERNMENT SECURITIES
     (Cost: $430,044)                                                                                   430,223
                                                                                                ===============

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                                          VALUE
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES - 93.95%
     (Cost: $10,483,700)                                                                        $    10,661,541
                                                                                                ===============
SHORT-TERM INVESTMENTS - 4.72%
     United Missouri Bank Money Market Fiduciary Account                                                536,101

OTHER ASSETS LESS LIABILITIES - 1.33%                                                                   151,283
                                                                                                ===============

TOTAL NET ASSETS - 100%                                                                         $    11,348,925
===============================================================================================================

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         PACIFIC ADVISORS BALANCED FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 2004

                                                                                    NUMBER OF
                                                                                       SHARES             VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCK - 58.85%
Advertising
     Interpublic Group*                                                                40,000   $       536,000

Aerospace & Defense
     Boeing Company                                                                     7,500           388,275

Banks - Money Center
     Banco Latinamericano De Exportaciones                                             35,000           697,900

Banks - Regional
     Washington Mutual                                                                  7,500           317,100

Chemicals - Specialty
     Cabot Micro Electronics, Inc.*                                                    10,000           400,500
     Cambrex Corporation                                                               16,000           433,600
                                                                                                ---------------
                                                                                                        834,100

Commercial Services
     Automatic Data Processing                                                          6,000           266,100

Communications
     Lucent Technologies*                                                              60,000           225,600
     Nokia Corporation ADR                                                             30,000           470,100
                                                                                                ---------------
                                                                                                        695,700

Computers & Related Equipment
     Sandisk Corporation*                                                              15,000           374,550

Diversified Companies
     General Electric                                                                  15,000           547,500
     SPX Corporation                                                                   10,000           400,600
     Tyco International Ltd.                                                           15,000           536,100
                                                                                                ---------------
                                                                                                      1,484,200

Energy
     Suncor Energy, Inc.                                                               15,000           531,000

Entertainment
     AT&T - Liberty Media Group Class A*                                               30,000           329,400
     Disney                                                                            10,000           278,000
     Liberty Media International, Inc.*                                                 7,200           332,856
     Viacom, Inc.                                                                       7,500           272,925
                                                                                                ---------------
                                                                                                      1,213,181

Financial Services
     H&R Block                                                                          8,000           392,000

Financial Services - Specialty
     Federal Home Loan Mortgage Association                                             6,000           442,200

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                    NUMBER OF
                                                                                       SHARES             VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCK CONTINUED
Food
     Cadbury Schweppes                                                                  9,000   $       339,300

Industrial
     Graftech International*                                                           20,500           193,930
     Cubic Corporation                                                                 12,000           302,040
                                                                                                ---------------
                                                                                                        495,970

Insurance - Full Line
     Berkshire Hathaway, Inc. - Class A*                                                    5           439,500
     Marsh & McLennan                                                                   6,000           197,400
                                                                                                ---------------
                                                                                                        636,900

Insurance - Life
     MetLife, Inc.                                                                      7,500           303,825

Insurance - Property
     Chubb Corporation                                                                  4,000           307,600

Oil - Drilling
     Devon Energy Corporation                                                          15,000           583,800

Oil - Integrated Majors
     British Petroleum                                                                 10,000           584,000

Oilfield Equipment Services
     Cooper Cameron*                                                                    6,000           322,860

Media
     Time Warner*                                                                      18,000           349,920

Medical Equipment, Devices & Supplies
     Inverness Medical Innovations, Inc.*                                              20,000           502,000
     Johnson & Johnson                                                                  5,000           317,100
     Perkin Elmer                                                                      12,000           269,880
                                                                                                ---------------
                                                                                                      1,088,980

Metal Processing
     Reliance Steel                                                                     8,000           311,680

Mining - Diversified
     Rio Tinto PLC                                                                      4,000           476,840

Pharmaceuticals
     Bristol-Myers Squibb Company                                                      15,000           384,300
     Mylan Labs                                                                        15,000           265,200
     Pfizer, Inc.                                                                      15,000           403,350
     Par Pharmaceuticals*                                                              10,000           413,800
     Wyeth                                                                              8,000           340,720
                                                                                                ---------------
                                                                                                      1,807,370

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                    NUMBER OF
                                                                                       SHARES             VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCK CONTINUED
Pipelines
     Williams Companies, Inc.                                                          30,000   $       488,700

Publishing
     Moody's Corporation                                                                5,000           434,250
     R H Donnelley Corporation*                                                         5,000           295,250
                                                                                                ---------------
                                                                                                        729,500

Real Estate Investment Trusts
     Catellus Development Corporation                                                  13,946           426,748
     Rayonier, Inc.                                                                    10,683           522,505
                                                                                                ---------------
                                                                                                        949,253

Retailers - Specialty
     Hot Topic, Inc.*                                                                  10,000           171,900
     Michaels Stores, Inc.                                                             10,000           299,700
                                                                                                ---------------
                                                                                                        471,600

Software & Computer Processing Equipment
     Microsoft                                                                         15,000           400,650
     Reynolds & Reynolds                                                               10,000           265,100
                                                                                                ---------------
                                                                                                        665,750

Transportation
     GATX CORPORATION                                                                  15,000           443,400

Utilities - Electric
     Allete, Inc.                                                                      10,000           367,500
     Duke Energy Corporation                                                           17,500           443,275
     First Energy Corporation                                                           9,000           355,590
                                                                                                ---------------
                                                                                                      1,166,365

TOTAL COMMON STOCK
     (Cost: $14,664,488)                                                                             20,695,919
                                                                                                ===============

                                                                                    PRINCIPAL
                                                                                       AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 34.35%
Aluminum
     Reynolds Metals 9.20% 04/24/06                                           $       200,000           214,423

Banks - Money Center
     Bank of America Corporation 6.00% 03/15/06                                        55,000            56,534

Beverages
     Anheuser Busch 7.25% 09/15/15                                                    620,000           656,061
     Seagrams & Sons 7.00% 04/15/08                                                   310,000           326,400
                                                                                                ---------------
                                                                                                        982,461

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                    PRINCIPAL
                                                                                       AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------
CORPORATE BONDS CONTINUED
Financial Services
     Beneficial Corporation 8.40% 05/15/08                                    $       155,000   $       175,108
     General Electric Capital 8.125% 05/15/12                                         269,000           325,035
     General Electric Capital 8.30% 09/20/09                                           20,000            23,369
     General Motors Acceptance Corporation 8.75% 07/15/05                             605,000           621,446
                                                                                                ---------------
                                                                                                      1,144,958

Food
     Gerber Products 9.00% 10/15/06                                                   759,000           823,178

Food Retailers
     Safeway, Inc. 7.00% 09/15/07                                                     100,000           107,882
     Safeway, Inc. 9.30% 02/01/07                                                     473,000           520,529
     Safeway, Inc. 9.875% 03/15/07                                                    648,000           723,890
                                                                                                ---------------
                                                                                                      1,352,301

Heavy Machinery
     Deere & Company 8.95% 06/15/19                                                   270,000           318,398

Home Furnishings
     Whirlpool Corporation 9.10% 02/01/08                                             250,000           284,002

Industrial
     Tyco International Group 6.375% 06/15/05                                         369,000           374,384

Insurance - Full Line
     Cigna Corporation 7.40% 05/15/07                                                 100,000           107,432
     Old Republic International 7.00% 06/15/07                                        225,000           241,459
     Transamerica Corporation 9.375% 03/01/08                                         390,000           451,377
                                                                                                ---------------
                                                                                                        800,268

Medical Equipment
     Mallinckrodt 6.50% 11/15/07                                                      380,000           405,980

Oil - Integrated Majors
     Atlantic Richfield 9.125% 03/01/11                                               501,000           628,484

Oil - Secondary
     Enron Oil & Gas 6.50% 12/01/07                                                   145,000           154,815
     Enron Oil & Gas 6.70% 11/15/06                                                    97,000           102,136
     Occidental Petroleum 10.125% 09/15/09                                            294,000           362,904
                                                                                                ---------------
                                                                                                        619,855

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                    PRINCIPAL
                                                                                       AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------
CORPORATE BONDS CONTINUED
Telephone Systems
     AT&T Corporation 8.35% 01/15/25                                          $       420,000   $       433,125
     Bellsouth Telecommunications 6.30% 12/15/15                                      521,843           567,211
     GTE Hawaiian Telecommunications 7.00% 02/01/06                                   545,000           561,716
     GTE South, Inc. 6.00% 02/15/08                                                   400,000           421,644
     GTE South, Inc. 6.125% 06/15/07                                                  100,000           104,837
     New England Telephone & Telecommunications 6.875% 10/01/23                       135,000           137,332
                                                                                                ---------------
                                                                                                      2,225,865

Utilities - Electric
     Florida Power & Light 6.00% 06/01/08                                             200,000           213,416
     Niagara Mohawk Power 9.75% 11/01/05                                              510,000           538,040
     Northwestern Corporation 7.00% 08/15/23                                          250,000           256,250
     Northwestern Corporation 7.10% 08/01/05                                          325,000           330,903
     Potomac Electric Power 5.875% 10/15/08                                           100,000           105,978
     Potomac Electric Power 6.25% 10/15/07                                            200,000           212,918
     Potomac Electric Power 6.50% 03/15/08                                            125,000           134,753
     Reliant Energy Mid Atlantic 9.237% 07/02/17                                       49,281            56,673
                                                                                                ---------------
                                                                                                      1,848,931

TOTAL CORPORATE BONDS
     (Cost: $11,990,458)                                                                             12,080,022
                                                                                                ===============
US GOVERNMENT SECURITIES - 4.26%
US Treasury Bill
     US Treasury Bill 01/20/05                                                      1,500,000         1,498,689

TOTAL US GOVERNMENT SECURITIES
     (Cost: $1,498,640)                                                                               1,498,689
                                                                                                ===============

                                                                                    NUMBER OF
                                                                                       SHARES             VALUE
---------------------------------------------------------------------------------------------------------------
PREFERRED STOCK - 1.02%
Real Estate Investment Trusts
     Price Legacy Corporation Preferred A 8.75%                                        22,459           359,344

TOTAL PREFERRED STOCK
     (Cost: $336,666)                                                                                   359,344
                                                                                                ===============
TOTAL INVESTMENT SECURITIES - 98.48%
     (Cost: $28,490,252)                                                                        $    34,633,974
                                                                                                ===============
SHORT-TERM INVESTMENTS - 1.28%
     United Missouri Bank Money Market Fiduciary Account                                                449,649

OTHER ASSETS LESS LIABILITIES - 0.24%                                                                    83,182
                                                                                                ===============

TOTAL NET ASSETS - 100%                                                                         $    35,166,805
===============================================================================================================

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                          PACIFIC ADVISORS GROWTH FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 2004

                                                                                    NUMBER OF
                                                                                       SHARES             VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCK - 86.04%
Banks - Money Center
     HSBC Holding PLC                                                                     160   $        13,623

Banks - Regional
     Sovereign Bancorp, Inc.                                                            1,000            22,550

Biotechnology
     Cambrex Corporation                                                                  500            13,550

Building Materials
     ElkCorp                                                                            1,000            34,220

Communications Technology
     Andrew Corporation*                                                                1,000            13,630
     Qualcomm, Inc.                                                                     1,000            42,400
                                                                                                ---------------
                                                                                                         56,030

Computers & Related Equipment
     International Business Machines                                                      200            19,716

Diversified Companies
     General Electric                                                                   1,500            54,750
     ITT Industries                                                                       300            25,335

                                                                                                         80,085

Forest Products
     Louisiana Pacific Corporation                                                      2,000            53,480

Health Care Provider
     America Service Group*                                                             2,251            60,259
     Wellpoint*                                                                           500            57,500
                                                                                                ---------------
                                                                                                        117,759

Home Furnishings
     Furniture Brands International, Inc.                                                 500            12,525

Industrial - Diversified
     Tyco International Ltd.                                                            1,000            35,740

Insurance - Specialty
     Caremark Rx, Inc.*                                                                 1,935            76,297

Medical & Biotechnology
     Johnson & Johnson                                                                    800            50,736
     McKesson Corporation HBOC, Inc.                                                      500            15,730
     Quest Diagnostics, Inc.                                                              300            28,665
                                                                                                ---------------
                                                                                                         95,131

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                    NUMBER OF
                                                                                       SHARES             VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCK CONTINUED
Medical Equipment, Devices & Supplies
     Becton, Dickinson and Company                                                        500   $        28,400
     St. Jude Medical, Inc.*                                                            2,000            83,860
     Zimmer Holdings, Inc.*                                                               500            40,060
                                                                                                ---------------
                                                                                                        152,320

Mining - Diversified
     Anglogold Ltd.                                                                     1,000            36,350
     Freeport McMoran                                                                     500            19,115
                                                                                                ---------------
                                                                                                         55,465

Non-Ferrous Metals
     Phelps Dodge Corporation                                                             500            49,460

Oil Field Equipment
     Mitcham Industries*                                                                5,000            33,500

Oil - Integrated Majors
     Apache Corporation                                                                 1,000            50,570
     ExxonMobil Corporation                                                               400            20,504
     Marathon Oil Corporation                                                           1,000            37,610
                                                                                                ---------------
                                                                                                        108,684

Oil - Secondary
     Burlington Resources                                                               1,000            43,500

Paper Products
     Georgia Pacific Corporation                                                        1,000            37,480

Pharmaceuticals
     Nature's Sunshine                                                                  3,000            61,080
     Pfizer, Inc.                                                                       1,200            32,268
                                                                                                ---------------
                                                                                                         93,348

Restaurants
     AppleBee's International                                                           1,125            29,756

Retailers - Specialty
     Home Depot                                                                           500            21,370
     Linens 'n Things, Inc.*                                                            1,000            24,800
                                                                                                ---------------
                                                                                                         46,170

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                    NUMBER OF
                                                                                       SHARES             VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCK CONTINUED
Software & Computer Processing Equipment
     Intervoice, Inc.*                                                                  2,000   $        26,700
     Microsoft                                                                          2,000            53,420
     Oracle Corporation*                                                                  800            10,976
     Siebel Systems, Inc.*                                                                500             5,250
                                                                                                ---------------
                                                                                                         96,346

TOTAL COMMON STOCK
     (Cost: $1,122,813)                                                                               1,376,735
                                                                                                ===============
TOTAL INVESTMENT SECURITIES - 86.04%
     (Cost: $1,122,813)                                                                         $     1,376,735
                                                                                                ===============
SHORT-TERM INVESTMENTS - 12.45%
     United Missouri Bank Money Market Fiduciary Account                                                199,255

OTHER ASSETS LESS LIABILITIES - 1.51%                                                                    24,141
                                                                                                ===============

TOTAL NET ASSETS - 100%                                                                         $     1,600,131
===============================================================================================================

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                      PACIFIC ADVISORS MULTI-CAP VALUE FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 2004

                                                                                    NUMBER OF
                                                                                       SHARES             VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCK - 97.25%
Airlines
     JetBlue Airways Corporation*                                                       9,000   $       208,980

Banks - Money Center
     Citigroup, Inc.                                                                    5,000           240,900
     JP Morgan                                                                          5,000           195,050
                                                                                                ---------------
                                                                                                        435,950

Banks - Regional
     Washington Mutual                                                                  6,000           253,680

Communications
     Comcast Corporation*                                                               5,955           198,182
     Lucent Technologies*                                                              65,000           244,400
                                                                                                ---------------
                                                                                                        442,582

Computers & Related Equipment
     Cisco Systems, Inc.*                                                              12,000           231,600
     International Business Machines                                                    3,000           295,740
                                                                                                ---------------
                                                                                                        527,340

Electrical Components & Equipment
     Arrow Electronics, Inc.*                                                           8,000           194,400

Entertainment
     Activision, Inc.*                                                                 15,000           302,700

Golfing Equipment
     Callaway Golf Company                                                             20,000           270,000

Industrial
     Graftech International*                                                           25,000           236,500

Industrial & Commercial Services
     Metrologic Instruments*                                                           12,000           255,000

Insurance - Full Line
     American International Group                                                       4,000           262,680
     Lincoln National Corporation                                                       3,500           163,380
                                                                                                ---------------
                                                                                                        426,060

Investment Companies
     Goldman Sachs Group, Inc.                                                          2,500           260,100

Medical & Biotechnology
     Amgen*                                                                             4,200           269,430
     Endo Pharmaceuticals*                                                             10,000           210,200
     Serlogicals Corporation*                                                          11,500           254,380
                                                                                                ---------------
                                                                                                        734,010

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                    NUMBER OF
                                                                                       SHARES             VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCK CONTINUED
Medical Equipment & Supplies
     Closure Medical*                                                                  11,000   $       214,500

Oil - Exploration & Production
     Apache Corporation                                                                 3,500           176,995

Oil - Integrated Majors
     Chevron Texaco Corporation                                                         4,000           210,040
     Marathon Oil Corporation                                                           6,000           225,660
     Royal Dutch Petroleum Company                                                      3,000           172,140
                                                                                                ---------------
                                                                                                        607,840

Oilfield Equipment Services
     Mitcham Industries*                                                               35,000           234,500
     Schlumberger                                                                       2,500           167,375
                                                                                                ---------------
                                                                                                        401,875

Pharmaceuticals
     Pfizer, Inc.                                                                      10,000           268,900
     Schering-Plough Corporation                                                       12,000           250,560
                                                                                                ---------------
                                                                                                        519,460

Pipelines
     Williams Companies, Inc.                                                          19,000           309,510

Retailers - Specialty
     Home Depot, Inc.                                                                   6,000           256,440
     Pier 1 Imports, Inc.                                                              13,000           256,100
     Target Corporation                                                                 4,500           233,685
                                                                                                ---------------
                                                                                                        746,225

Semiconductor & Related
     Intel Corporation                                                                 10,000           233,900

Software & Computer Processing Equipment
     Microsoft                                                                          7,000           186,970

Telephone Systems
     SBC Communications                                                                10,000           257,701

TOTAL COMMON STOCK
     (Cost: $7,131,992)                                                                               8,202,278
                                                                                                ===============
TOTAL INVESTMENT SECURITIES - 97.25%
     (Cost: $7,131,992)                                                                         $     8,202,278
                                                                                                ===============
SHORT-TERM INVESTMENTS - 2.72%
     United Missouri Bank Money Market Fiduciary Account                                                299,866

OTHER ASSETS LESS LIABILITIES - 0.03%                                                                     2,320
                                                                                                ===============

TOTAL NET ASSETS - 100%                                                                         $     8,434,464
===============================================================================================================

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                         PACIFIC ADVISORS SMALL CAP FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 2004

                                                                                    NUMBER OF
                                                                                       SHARES             VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCK - 103.14%
Aerospace & Defense
     Aviall, Inc.*                                                                     25,000   $       574,250

Apparel
     Ashworth, Inc.*                                                                   42,000           457,380

Auto - Retail
     Sonic Automotive, Inc.                                                            20,000           496,000

Auto Parts
     Keystone Automotive Industries, Inc.*                                             24,000           558,000
     Titan International, Inc.                                                         64,100           967,910
                                                                                                ---------------
                                                                                                      1,525,910

Banks - Regional
     East West Bancorp, Inc.                                                           12,000           503,520
     Nara Bank National Association                                                    22,000           467,940
                                                                                                ---------------
                                                                                                        971,460

Building Materials
     ElkCorp                                                                           22,000           752,840

Commercial Services
     Carlisle Holdings Ltd.                                                            40,000           289,600
     Darling International, Inc.*                                                     113,000           492,680
     Team, Inc.*                                                                       30,000           466,500
     Tetra Tech, Inc.*                                                                 20,000           334,800
                                                                                                ---------------
                                                                                                      1,583,580

Consumer Services
     Service Corporation International*                                                40,000           298,000

Containers/Packaging
     Mobile Mini, Inc.*                                                                20,000           660,800

Electrical
     Bell Microproducts*                                                               32,000           307,840

Environmental Services
     American Ecology Corporation                                                      50,000           600,000

Food
     Monterey Pasta Company*                                                           25,000            84,500

Footwear
     Genesco, Inc.*                                                                     8,000           249,120

Gas - Integrated
     Denbury Resources, Inc.*                                                          24,000           658,800

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                    NUMBER OF
                                                                                       SHARES             VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCK CONTINUED
Healthcare Provider
     America Service Group*                                                            36,000   $       963,720
     United American Health Care*                                                      95,000           599,355
                                                                                                ---------------
                                                                                                      1,563,075

Insurance - Full Line
     Gainsco, Inc.*                                                                    20,000            29,800

Metal Processing
     Commercial Metals Corporation                                                     17,000           859,520

Office Equipment
     Danka Business Systems*                                                           78,000           246,480

Oil - Drilling
     Harvest Natural Resources*                                                        30,000           518,100
     Mission Resources Corporation*                                                    80,000           467,200
                                                                                                ---------------
                                                                                                        985,300

Oil - Integrated Majors
     Chesapeake Energy Corporation                                                     25,000           412,500
     Remington Oil & Gas Corporation*                                                  10,000           272,500
                                                                                                ---------------
                                                                                                        685,000

Oilfield Equipment & Services
     Mitcham Industries, Inc.*                                                         96,000           643,200

Railroads
     RailAmerica, Inc.*                                                                70,000           913,500

Restaurants
     Dave & Busters, Inc.*                                                             22,000           444,400

Retailers - Specialty
     Conns, Inc.*                                                                      40,000           672,800
     EZCorp, Inc.*                                                                     45,000           693,450
     First Cash Financial Services, Inc.*                                              24,000           641,040
                                                                                                ---------------
                                                                                                      2,007,290

Semiconductor & Related
     Camtek Ltd.*                                                                      64,060           286,989

Software & Processing
     Carreker Corporation*                                                             24,855           213,753
     Intervoice, Inc.*                                                                 85,410         1,140,223
     Tyler Technologies*                                                               55,000           459,800
                                                                                                ---------------
                                                                                                      1,813,776

Telephone Systems
     Talk America Holdings, Inc.*                                                      40,000           264,800

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                    NUMBER OF
                                                                                       SHARES             VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCK CONTINUED
Transportation
     Frozen Food Express Industries, Inc.*                                             45,000   $       580,500
     SCS Transportation*                                                               30,000           701,100
     US Xpress Enterprises*                                                            22,000           644,600
                                                                                                ---------------
                                                                                                      1,926,200

TOTAL COMMON STOCK
     (Cost: $12,703,815)                                                                             21,889,810
                                                                                                ===============
TOTAL INVESTMENT SECURITIES - 103.14%
     (Cost: $12,703,815)                                                                        $    21,889,810
                                                                                                ===============
OTHER ASSETS LESS LIABILITIES - (3.14%)                                                                (665,564)
                                                                                                ===============
TOTAL NET ASSETS - 100%                                                                         $    21,224,246
===============================================================================================================

* Non-income producing

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 2004

                                                                  INCOME
                                             GOVERNMENT              AND
                                             SECURITIES           EQUITY
                                                   FUND             FUND
                                           ------------    -------------
ASSETS
     Investment Securities
        At cost                            $  9,303,626    $  10,483,700
                                           ============    =============
        At market value                    $  9,360,726    $  10,661,541
        Short-term investments, at cost,
          which is equal to market              537,609          536,101
     Accrued income receivable                   61,942          149,253
     Receivable for capital shares sold             157           50,800
     Other assets                                     -                -
                                           ------------    -------------
     Total assets                             9,960,434       11,397,695
                                           ------------    -------------
LIABILITIES
     Bank Overdraft                                   -                -
     Payable for investments purchased                -                -
     Payable for fund shares redeemed             5,300              808
     Accounts payable                            37,875           34,851
     Accounts payable to related
       parties (Note 3)                           5,999            6,360
     Payable to Investment Manager
       (Note 3)                                       -            6,751
                                           ------------    -------------
     Total liabilities                           49,174           48,770
                                           ------------    -------------
  NET ASSETS                               $  9,911,260    $  11,348,925
                                           ============    =============
SUMMARY OF SHAREHOLDERS' EQUITY
     Paid in capital                         10,823,645       11,154,696
     Accumulated undistributed net
       investment income                          4,224            7,415
     Accumulated undistributed net
       realized gain (losses) on
       security transactions                   (973,709)           8,973
     Net unrealized appreciation of
       investments                               57,100          177,841
                                           ------------    -------------
     Net assets at December 31, 2004       $  9,911,260    $  11,348,925
                                           ============    =============
CLASS A:
     Net assets                            $  2,487,566    $   3,611,257
                                           ============    =============
     Shares authorized                       50,000,000       50,000,000
     Shares outstanding                         261,523          345,400
     Net asset value and redemption
        price per share                    $       9.51    $       10.46
                                           ============    =============
     Maximum offering price per share      $       9.98    $       10.98
     Sales load                                    4.75%            4.75%

CLASS C:
     Net assets                            $  7,423,694    $   7,737,668
                                           ============    =============
     Shares authorized                       50,000,000       50,000,000
     Shares outstanding                         800,498          772,091
     Net asset value and redemption
       price per share                     $       9.27    $       10.02
                                           ============    =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                                  MULTI-CAP           SMALL
                                                                  BALANCED          GROWTH            VALUE             CAP
                                                                      FUND            FUND             FUND            FUND
                                                             -------------    ------------    -------------   -------------
ASSETS
     Investment Securities
        At cost                                              $  28,490,252    $  1,122,813    $   7,131,992   $  12,703,815
                                                             =============    ============    =============   =============
        At market value                                      $  34,633,974    $  1,376,735    $   8,202,278   $  21,889,810
        Short-term investments, at cost,
          which is equal to market                                 449,649         199,255          229,866               -
     Accrued income receivable                                     262,711             999              547           4,675
     Receivable for capital shares sold                              6,812          28,047           41,763          35,491
     Other assets                                                        -               -               51             968
                                                             -------------    ------------    -------------   -------------
     Total assets                                               35,353,146       1,605,036        8,474,505      21,930,944
                                                             -------------    ------------    -------------   -------------
LIABILITIES
     Bank Overdraft                                                      -               -                -         518,489
     Payable for investments purchased                                   -               -                -          69,937
     Payable for fund shares redeemed                               29,670               -            5,000          55,055
     Accounts payable                                              119,914           3,593           27,237          39,880
     Accounts payable to related
       parties (Note 3)                                             14,608           1,312            5,329          10,465
     Payable to Investment Manager
       (Note 3)                                                     22,149               -            2,475          12,872
                                                             -------------    ------------    -------------   -------------
     Total liabilities                                             186,341           4,905           40,041         706,698
                                                             -------------    ------------    -------------   -------------
  NET ASSETS                                                 $  35,166,805    $  1,600,131    $   8,434,464   $  21,224,246
                                                             =============    ============    =============   =============
SUMMARY OF SHAREHOLDERS' EQUITY
     Paid in capital                                            28,986,630       2,042,049        7,364,178      12,032,959
     Accumulated undistributed net
       investment income                                            32,747             190                -               -
     Accumulated undistributed net
       realized gain (losses) on
       security transactions                                         3,706        (696,030)               -           5,292
     Net unrealized appreciation of
       investments                                               6,143,722         253,922        1,070,286       9,185,995
                                                             -------------    ------------    -------------   -------------
     Net assets at December 31, 2004                         $  35,166,805    $  1,600,131    $   8,434,464   $  21,224,246
                                                             =============    ============    =============   =============
CLASS A:
     Net assets                                              $   5,862,895    $  1,154,774    $   2,312,663   $  17,375,980
                                                             =============    ============    =============   =============
     Shares authorized                                          50,000,000      50,000,000       50,000,000      50,000,000
     Shares outstanding                                            353,922         140,415          196,559         682,097
     Net asset value and redemption
        price per share                                      $       16.57    $       8.22    $       11.77   $       25.47
                                                             =============    ============    =============   =============
     Maximum offering price per share                        $       17.58    $       8.72    $       12.49   $       27.02
     Sales load                                                       5.75%           5.75%            5.75%           5.75%

CLASS C:
     Net assets                                              $  29,303,910    $    445,357    $   6,121,801   $   3,848,266
                                                             =============    ============    =============   =============
     Shares authorized                                          50,000,000      50,000,000       50,000,000      50,000,000
     Shares outstanding                                          1,816,314          57,184          530,260         164,153
     Net asset value and redemption
       price per share                                       $       16.13    $       7.79    $       11.54   $       23.44
                                                             =============    ============    =============   =============

                             STATEMENT OF OPERATIONS

                      For the year ended December 31, 2004

                                                                  INCOME
                                             GOVERNMENT              AND
                                             SECURITIES           EQUITY
                                                   FUND             FUND
                                           ------------    -------------
INVESTMENT INCOME
     Dividends                             $    129,548    $     156,720
     Interest                                   299,618          243,299
     Misc Income                                      -               80
                                           ------------    -------------
        Total Income                            429,166          400,099
                                           ------------    -------------
EXPENSES
     Investment Management Fees                  75,966           73,405
     Transfer Agent Fees                         38,722           39,908
     Fund Accounting Fees                        58,669           48,670
     Legal Fees                                  28,239           22,368
     Audit Fees                                  19,952           16,640
     Registration Fees                            4,759            5,080
     Printing                                     7,281            8,276
     Custody Fees                                10,995            8,411
     Director Fees/Meetings                       2,310            1,863
     Distribution Fees (Note 3)                  99,097           76,648
     Other Expenses                               9,088            7,659
                                           ------------    -------------
        Total Expenses, before
          reimbursements                        355,078          308,928
     Less fees waived and expenses
       reimbursed (Note 3)                       75,966           66,654
                                           ------------    -------------
        Net Expenses                            279,112          242,274
                                           ------------    -------------
NET INVESTMENT INCOME (LOSS)                    150,054          157,825
                                           ============    =============
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
     Net realized gain (loss) on
       investments                             (117,998)          70,211
     Change in net unrealized
       appreciation (depreciation)
       of investments                           (80,124)          53,886
                                           ------------    -------------
                                               (198,122)         124,097
                                           ------------    -------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                $    (48,068)   $     281,922
                                           ============    =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                         MULTI-CAP          SMALL
                                                      BALANCED             GROWTH            VALUE            CAP
                                                          FUND               FUND             FUND           FUND
                                                  ------------      -------------    -------------   ------------
INVESTMENT INCOME
     Dividends                                    $    432,882      $      14,456    $      96,233   $     36,071
     Interest                                          726,694                498            1,313            135
     Misc Income                                             -                  -                -              -
                                                  ------------      -------------    -------------   ------------
        Total Income                                 1,159,576             14,954           97,546         36,206
                                                  ------------      -------------    -------------   ------------
EXPENSES
     Investment Management Fees                        238,018              8,569           66,438        110,328
     Transfer Agent Fees                                96,879             31,456           37,221         94,165
     Fund Accounting Fees                              163,920             16,139           33,363         75,096
     Legal Fees                                         86,866              1,969           15,700         40,487
     Audit Fees                                         54,979              1,822           11,621         24,776
     Registration Fees                                  36,722                227            3,921         31,450
     Printing                                           51,309              1,165            5,909         42,609
     Custody Fees                                       12,353              6,476            7,600         19,245
     Director Fees/Meetings                              6,960                156            1,278          3,033
     Distribution Fees (Note 3)                        277,606              4,859           52,927         53,554
     Other Expenses                                     26,357                807            5,289         12,457
                                                  ------------      -------------    -------------   ------------
        Total Expenses, before
          reimbursements                             1,051,969             73,645          241,267        507,200
     Less fees waived and expenses
       reimbursed (Note 3)                                   -             39,312           28,742              -
                                                  ------------      -------------    -------------   ------------
        Net Expenses                                 1,051,969             34,333          212,525        507,200
                                                  ------------      -------------    -------------   ------------
NET INVESTMENT INCOME (LOSS)                           107,607            (19,379)        (114,979)      (470,994)
                                                  ============      =============    =============   ============
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
     Net realized gain (loss) on
       investments                                      95,014              9,120          262,491        218,158
     Change in net unrealized
       appreciation (depreciation)
       of investments                                1,424,341            175,858          278,823      5,125,898
                                                  ------------      -------------    -------------   ------------
                                                     1,519,355            184,978          541,314      5,344,056
                                                  ------------      -------------    -------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                       $  1,626,962      $     165,599    $     426,335   $  4,873,062
                                                  ============      =============    =============   ============

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                          GOVERNMENT SECURITIES FUND
                                                                                   ---------------------------------------
                                                                                           YEAR ENDED           YEAR ENDED
                                                                                    DECEMBER 31, 2004    DECEMBER 31, 2003
                                                                                   ---------------------------------------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
    Net investment income (loss)                                                   $          150,054   $          387,356
    Net realized gain (loss) on investments                                                  (117,998)            (855,704)
    Change in net unrealized appreciation (depreciation) of investments                       (80,124)             (63,143)
                                                                                   ---------------------------------------
    Increase (decrease) in net assets resulting from operations                               (48,068)            (531,491)
                                                                                   ---------------------------------------
    FROM DISTRIBUTIONS TO SHAREHOLDERS
    Class A:
         Net investment income                                                                (52,891)            (100,356)
         Net capital gains                                                                          -                    -
         Return of capital                                                                          -                    -

    Class C:
         Net investment income                                                                (96,281)            (298,286)
         Net capital gains                                                                          -                    -
         Return of capital                                                                          -                    -
                                                                                   ---------------------------------------
    Decrease in net assets resulting from distributions                                      (149,172)            (398,642)
                                                                                   ---------------------------------------
    FROM CAPITAL SHARE TRANSACTIONS (NOTE 6)
    Proceeds from shares sold                                                                 515,159            4,113,910
    Proceeds from shares purchased by reinvestment of dividends                               131,825              366,393
    Cost of shares repurchased                                                             (4,986,174)          (4,085,472)
                                                                                   ---------------------------------------
    Increase (decrease) in net assets derived from capital share transactions              (4,339,190)             394,831
                                                                                   ---------------------------------------
    INCREASE (DECREASE) IN NET ASSETS                                                      (4,536,430)            (535,302)

NET ASSETS
    Beginning of period                                                                    14,447,690           14,982,992
                                                                                   ---------------------------------------
    End of period                                                                  $        9,911,260   $       14,447,690
                                                                                   =======================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                            INCOME AND EQUITY FUND
                                                                                   ---------------------------------------
                                                                                           YEAR ENDED           YEAR ENDED
                                                                                    DECEMBER 31, 2004    DECEMBER 31, 2003
                                                                                   ---------------------------------------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
    Net investment income (loss)                                                   $          157,825   $          137,423
    Net realized gain (loss) on investments                                                    70,211              114,704
    Change in net unrealized appreciation (depreciation) of investments                        53,886              108,554
                                                                                   ---------------------------------------
    Increase (decrease) in net assets resulting from operations                               281,922              360,681
                                                                                   ---------------------------------------
    FROM DISTRIBUTIONS TO SHAREHOLDERS
    Class A:
         Net investment income                                                                (62,235)             (40,362)
         Net capital gains                                                                     (7,186)                   -
         Return of capital                                                                          -               (3,763)

    Class C:
         Net investment income                                                                (94,485)             (93,343)
         Net capital gains                                                                    (16,833)                   -
         Return of capital                                                                          -              (11,135)
                                                                                   ---------------------------------------
    Decrease in net assets resulting from distributions                                      (180,739)            (148,603)
                                                                                   ---------------------------------------
    FROM CAPITAL SHARE TRANSACTIONS (NOTE 6)
    Proceeds from shares sold                                                               4,868,286            2,266,334
    Proceeds from shares purchased by reinvestment of dividends                               171,382              138,180
    Cost of shares repurchased                                                             (1,043,357)            (765,792)
                                                                                   ---------------------------------------
    Increase (decrease) in net assets derived from capital share transactions               3,996,311            1,638,722
                                                                                   ---------------------------------------
    INCREASE (DECREASE) IN NET ASSETS                                                       4,097,494            1,850,800

NET ASSETS
    Beginning of period                                                                     7,251,431            5,400,631
                                                                                   ---------------------------------------
    End of period                                                                  $       11,348,925   $        7,251,431
                                                                                   =======================================

                                                                                                BALANCED FUND
                                                                                   ---------------------------------------
                                                                                           YEAR ENDED           YEAR ENDED
                                                                                    DECEMBER 31, 2004    DECEMBER 31, 2003
                                                                                   ---------------------------------------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
    Net investment income (loss)                                                   $          107,607   $          178,633
    Net realized gain (loss) on investments                                                    95,014              380,296
    Change in net unrealized appreciation (depreciation) of investments                     1,424,341            3,197,438
                                                                                   ---------------------------------------
    Increase (decrease) in net assets resulting from operations                             1,626,962            3,756,367
                                                                                   ---------------------------------------
    FROM DISTRIBUTIONS TO SHAREHOLDERS
    Class A:
         Net investment income                                                                (45,542)             (44,228)
         Net capital gains                                                                    (18,237)             (54,180)
         Return of capital                                                                          -               (6,500)

    Class C:
         Net investment income                                                                (41,450)             (83,461)
         Net capital gains                                                                    (94,455)            (270,498)
         Return of capital                                                                          -              (32,452)
                                                                                   ---------------------------------------
    Decrease in net assets resulting from distributions                                      (199,684)            (491,319)
                                                                                   ---------------------------------------
    FROM CAPITAL SHARE TRANSACTIONS (NOTE 6)
    Proceeds from shares sold                                                               7,567,838            8,182,699
    Proceeds from shares purchased by reinvestment of dividends                               193,647              474,828
    Cost of shares repurchased                                                             (2,114,128)          (1,842,436)
                                                                                   ---------------------------------------
    Increase (decrease) in net assets derived from capital share transactions               5,647,357            6,815,091
                                                                                   ---------------------------------------
    INCREASE (DECREASE) IN NET ASSETS                                                       7,074,635           10,080,139

NET ASSETS
    Beginning of period                                                                    28,092,170           18,012,031
                                                                                   ---------------------------------------
    End of period                                                                  $       35,166,805   $       28,092,170
                                                                                   =======================================

                                                                                                 GROWTH FUND
                                                                                   ---------------------------------------
                                                                                           YEAR ENDED           YEAR ENDED
                                                                                    DECEMBER 31, 2004    DECEMBER 31, 2003
                                                                                   ---------------------------------------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
    Net investment income (loss)                                                   $          (19,379)  $          (14,272)
    Net realized gain (loss) on investments                                                     9,120               12,511
    Change in net unrealized appreciation (depreciation) of investments                       175,858              205,022
                                                                                   ---------------------------------------
    Increase (decrease) in net assets resulting from operations                               165,599              203,261
                                                                                   ---------------------------------------
    FROM DISTRIBUTIONS TO SHAREHOLDERS
    Class A:
         Net investment income                                                                      -                    -
         Net capital gains                                                                          -                    -

    Class C:
         Net investment income                                                                      -                    -
         Net capital gains                                                                          -                    -
                                                                                   ---------------------------------------
    Decrease in net assets resulting from distributions                                             -                    -
                                                                                   ---------------------------------------
    FROM CAPITAL SHARE TRANSACTIONS (NOTE 6)
    Proceeds from shares sold                                                                 653,598              171,264
    Proceeds from shares purchased by reinvestment of dividends                                     -                    -
    Cost of shares repurchased                                                               (138,992)            (108,518)
                                                                                   ---------------------------------------
    Increase (decrease) in net assets derived from capital share transactions                 514,606               62,746
                                                                                   ---------------------------------------
    INCREASE (DECREASE) IN NET ASSETS                                                         680,205              266,007

NET ASSETS
    Beginning of period                                                                       919,926              653,919
                                                                                   ---------------------------------------
    End of period                                                                  $        1,600,131   $          919,926
                                                                                   =======================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                            MULTI-CAP VALUE FUND
                                                                                   ---------------------------------------
                                                                                           YEAR ENDED           YEAR ENDED
                                                                                    DECEMBER 31, 2004    DECEMBER 31, 2003
                                                                                   ---------------------------------------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
    Net investment income (loss)                                                   $         (114,979)  $          (56,455)
    Net realized gain (loss) on investments                                                   262,491              104,871
    Change in net unrealized appreciation (depreciation) of investments                       278,823              929,030
                                                                                   ---------------------------------------
    Increase (decrease) in net assets resulting from operations                               426,335              977,446
                                                                                   ---------------------------------------
    FROM DISTRIBUTIONS TO SHAREHOLDERS
    Class A:
         Net investment income                                                                      -                    -
         Net capital gains                                                                    (68,529)                   -

    Class C:
         Net investment income                                                                      -                    -
         Net capital gains                                                                   (184,774)                   -
                                                                                   ---------------------------------------
    Decrease in net assets resulting from distributions                                      (253,303)                   -
                                                                                   ---------------------------------------
    FROM CAPITAL SHARE TRANSACTIONS (NOTE 6)
    Proceeds from shares sold                                                               3,538,186            2,206,742
    Proceeds from shares purchased by reinvestment of dividends                               250,204                    -
    Cost of shares repurchased                                                               (244,201)            (216,637)
                                                                                   ---------------------------------------
    Increase (decrease) in net assets derived from capital share transactions               3,544,189            1,990,105
                                                                                   ---------------------------------------
    INCREASE (DECREASE) IN NET ASSETS                                                       3,717,221            2,967,551

NET ASSETS
    Beginning of period                                                                     4,717,243            1,749,692
                                                                                   ---------------------------------------
    End of period                                                                  $        8,434,464   $        4,717,243
                                                                                   =======================================

                                                                                               SMALL CAP FUND
                                                                                   ---------------------------------------
                                                                                           YEAR ENDED           YEAR ENDED
                                                                                    DECEMBER 31, 2004    DECEMBER 31, 2003
                                                                                   ---------------------------------------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
    Net investment income (loss)                                                   $         (470,994)  $         (275,223)
    Net realized gain (loss) on investments                                                   218,158              218,847
    Change in net unrealized appreciation (depreciation) of investments                     5,125,898            4,336,572
                                                                                   ---------------------------------------
    Increase (decrease) in net assets resulting from operations                             4,873,062            4,280,196
                                                                                   ---------------------------------------
    FROM DISTRIBUTIONS TO SHAREHOLDERS
    Class A:
         Net investment income                                                                      -                    -
         Net capital gains                                                                   (115,121)             (63,642)

    Class C:
         Net investment income                                                                      -                    -
         Net capital gains                                                                    (27,534)              (9,702)
                                                                                   ---------------------------------------
    Decrease in net assets resulting from distributions                                      (142,655)             (73,344)
                                                                                   ---------------------------------------
    FROM CAPITAL SHARE TRANSACTIONS (NOTE 6)
    Proceeds from shares sold                                                               9,008,601            1,940,306
    Proceeds from shares purchased by reinvestment of dividends                               110,040               58,553
    Cost of shares repurchased                                                             (2,860,457)          (1,276,670)
                                                                                   ---------------------------------------
    Increase (decrease) in net assets derived from capital share transactions               6,258,184              722,189
                                                                                   ---------------------------------------
    INCREASE (DECREASE) IN NET ASSETS                                                      10,988,591            4,929,041

NET ASSETS
    Beginning of period                                                                    10,235,655            5,306,614
                                                                                   ---------------------------------------
    End of period                                                                  $       21,224,246   $       10,235,655
                                                                                   =======================================

                           PACIFIC ADVISORS FUND INC.
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2004

NOTE 1. ORGANIZATION

     Pacific Advisors Fund Inc. (the "Company") is an open-end diversified investment management company registered under the Investment Company Act of 1940, as amended. The Company currently offers six Funds: Government Securities Fund, Income and Equity Fund, Balanced Fund, Growth Fund, Multi-Cap Value Fund and Small Cap Fund. Each Fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies and restrictions. The Government Securities Fund seeks to provide high current income, preservation of capital, and rising future income, consistent with prudent investment risk. The Income and Equity Fund seeks to provide current income and, secondarily, long-term capital appreciation. The Balanced Fund seeks to achieve long-term capital appreciation and income consistent with reduced market risk. The Growth Fund seeks to achieve long-term capital appreciation through investment in medium to large capitalization companies. The Multi-Cap Value Fund seeks long-term capital appreciation by investing in a diversified portfolio of large to small capitalization companies. The Small Cap Fund seeks to provide capital appreciation through investment in small capitalization companies.

     Effective April 1, 1998, the Funds offer Class A and Class C shares, each of which has equal rights as to assets and voting privileges except that Class A and Class C each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of each Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each Class of shares differs in its respective service and distribution expenses and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

     The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     A. SECURITY VALUATION. Securities listed on a national securities exchange and certain over-the-counter ("OTC") issues traded on the NASDAQ national market system are valued at the last quoted sale price at the close of the New York Stock Exchange. OTC issues not quoted on the NASDAQ system and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources (including Quotron), where available, and otherwise from brokers who are market makers for such securities. Debt securities with a maturity of less than 60 days are valued on an amortized cost basis. Premium or discount on debt securities are amortized.

     B. SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and Federal Income tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

     C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. The Government Securities Fund and Income and Equity Fund declare and distribute dividends of their net investment income, if any, quarterly. The Balanced Fund, Growth Fund, Multi-Cap Value Fund and Small Cap Fund declare and distribute dividends of their net investment income, if any, annually. The Board of Directors will determine the amount and timing of such payments. Income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gain on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Fund.

     D. FEDERAL INCOME TAX. The Funds intend to comply with the requirements Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

     At December 31, 2004, components of distributable earnings/(deficit) on a tax basis were as follows:

                                       GOVERNMENT     INCOME AND                                    MULTI-CAP
                                       SECURITIES         EQUITY       BALANCED         GROWTH          VALUE     SMALL CAP
                                             FUND           FUND           FUND           FUND           FUND          FUND
Undistributed ordinary income         $     4,224    $     1,105    $         -    $         -    $         -   $         -
Undistributed long-term gains                   -         12,997         32,299              -              -         5,573
Capital loss carryforward*               (950,783)             -              -       (696,030)             -             -
Post October Loss                         (21,051)        (3,707)       (11,415)             -              -             -
Net unrealized appreciation
  on investments                           55,225        183,834      6,159,291        254,112      1,070,286     9,185,714
                                      -----------    -----------    -----------    -----------    -----------   -----------
Distributable earnings/(deficit)         (912,385)       194,229      6,180,175       (441,918)     1,070,286     9,191,287

     The difference between book basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and return of capital distributions from REITs.

     * At December 31, 2004, the following had accumulated net realized losses on investment transactions that represent capital loss carryforwards for federal income tax purposes, which expire as follows:

                                                            CAPITAL LOSSES EXPIRING IN:
                                           --------------------------------------------------------------
                                              2009         2010         2011         2012        TOTAL
Government Securities Fund                 $        -   $        -   $  855,711   $   95,072   $  950,783
Growth Fund                                   604,296       91,734            -            -      696,030

     E. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements and footnotes. Actual results could differ from those estimates.

     F. RECLASSIFICATION OF CAPITAL ACCOUNTS. Distributions of net investment income and realized gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as wash sales, net operating losses, capital loss carryforwards, excise tax paid and net realized gain or loss on foreign currency transactions. To the extent that these differences are permanent in nature, reclassifications are made among the net asset accounts on the Statement of Assets and Liabilities.

     For the Year ended December 31, 2004, reclassifications among the components of net assets are as follows:

                                                ACCUMULATED UNDISTRIBUTED                             ACCUMULATED
                                                    NET INVESTMENT INCOME     PAID IN CAPITAL        CAPITAL GAIN
Income and Equity Fund                          $                 (10,548)   $              -    $         10,548
Balanced Fund                                                     (32,033)                  -              32,033
Growth Fund                                                        19,569             (19,569)                  -
Multi-Cap Value Fund                                              114,979            (114,979)                  -
Small Cap Fund                                                    470,994            (401,037)            (69,957)

NOTE 3. INVESTMENT MANAGEMENT, DISTRIBUTOR AND OTHER RELATED PARTY TRANSACTIONS

     The Company and the Funds have entered into investment management agreements ("Management Agreements") with Pacific Global Investment Management Company, Inc. ("Investment Manager").

     The Management Agreements provide for investment management fees, payable monthly, and calculated at the maximum annual rate of 0.65% of average net assets for the Government Securities Fund, 0.75% of average net assets for the Income and Equity, Balanced, Growth and Small Cap Funds and 1.00% of average net assets for the Multi-Cap Value Fund. The Investment Manager has entered into a sub-advisory agreement ("Sub-Advisory Agreement") with Bache Capital Management ("Advisor") for the Balanced Fund. It has also entered into a co-management agreement ("Co-management Agreement") with Bache Capital Management for the Income and Equity Fund.

     The Investment Manager is solely responsible for the payment of these fees to the Advisors.

     In accordance with Expense Limitation Agreements with the Company, the Investment Manager, and with respect to the Income and Equity Fund only, the Co-Manager, will waive their respective management fees to the extent that the actual operating expenses of the following Funds exceed the following thresholds:

                                           CLASS A      CLASS C
Government Securities Fund                   1.75%        2.50%
Income and Equity Fund                       1.95%        2.70%
Growth Fund                                  2.65%        3.40%
Multi-Cap Value Fund                         2.65%        3.40%

     For the Growth Fund only, if net expenses exceed the above thresholds after waiver of the entire management fee, the Transfer Agent will waive its transfer agency fee to the extent necessary to reduce Class expenses to the above thresholds. These agreements may be terminated by either party upon 90-days prior written notice.

     Pursuant to the Expense Limitation Agreements, providing for the voluntary waiver of fees and the assumption of expenses by the Investment Manager and Transfer Agent, and, with respect to the Income and Equity Fund, the Co-Manager, the following amounts were waived or reimbursed for the year ended December 31, 2004.

                                  MANAGEMENT     TRANSFER AGENT
                                        FEES               FEES
                                      WAIVED             WAIVED
Government Securities Fund          $ 75,966           $      -
Income and Equity Fund                66,654                  -
Growth Fund                            8,568             30,743
Multi-Cap Value Fund                  28,742                  -

     The Investment Manager and the Co-Manager terminated all of their rights under the expense limitation agreements with respect to potential recoupment from the Funds of all management fess previously waived and all expenses previously reimbursed. In the future, the Investment Manager and Co-Manager will not have any rights to recover fees they may waive or expenses they may reimburse, with respect to any of the Funds.

     For the year ended December 31, 2004, Pacific Global Fund Distributors, Inc. ("PGFD"), the principal underwriter for the Company, received commissions on sales of capital stock, after deducting amounts allowed to authorized distributors as commissions. The amounts are as follows:

                             UNDERWRITING
                                     FEES    COMMISSIONS
                                 RETAINED           PAID
Government Securities Fund   $        246   $      1,358
Income and Equity Fund              1,666          8,091
Balanced Fund                       4,604         21,894
Growth Fund                         2,172         10,254
Multi-Cap Value fund                3,804         17,779
Small Cap Fund                     11,608         58,020

     PGFD is a wholly-owned subsidiary of the Investment Manager.

     The Company and the Funds have entered into agreements with Pacific Global Investor Services, Inc. ("PGIS") to provide fund accounting services at the monthly fee of three basis points for the first one hundred million in net assets or a minimum of $1,250. In addition, agreements to provide transfer agent services has also been entered into at a rate of $18.00 per year per open account and $3.00 per year per closed account with minimum charges of $1,250 per month for A and C share accounts. PGIS is a wholly-owned subsidiary of the Investment Manager.

     Accounts payable to related parties consist of management fees payable to the Investment Manager and fund accounting and transfer agent fees payable to PGIS.

     The Company has adopted a plan of distribution, whereby the Funds may pay a service fee to qualified recipients in an amount up to 0.25% and 1.00% per annum of each Fund's daily net assets for A shares and C shares, respectively. For the year ended December 31, 2004, total service fees were:

                                 CLASS A     CLASS C
Government Securities Fund     $   7,132   $  91,965
Income and Equity Fund             7,075      69,573
Balanced Fund                     12,446     265,160
Growth Fund                        2,079       2,780
Multi-Cap Value Fund               4,081      48,846
Small Cap Fund                    30,517      23,037

NOTE 4. PURCHASE AND SALES OF SECURITIES

     The following summarizes purchases and sales of investment securities, other than short-term investments, and aggregate gross unrealized appreciation and depreciation on tax basis by each Fund for the year ended and as of December 31, 2004.

                                       YEAR ENDED                                 AS OF DECEMBER 31, 2004
                                   DECEMBER 31, 2004
                                                                                         GROSS            GROSS   NET UNREALIZED
                                    COST OF         PROCEEDS      TAX COST OF       UNREALIZED       UNREALIZED     APPRECIATION
                                  PURCHASES       FROM SALES       SECURITIES     APPRECIATION     DEPRECIATION    (DEPRECIATION)
Government Securities Fund   $   30,563,124   $   30,463,051   $    9,305,501   $       67,454   $       12,229   $       55,225
Income and Equity Fund            8,200,320        3,410,235       10,477,707          356,592          172,758          183,834
Balanced Fund                    17,698,115       11,144,604       28,474,683        6,408,244          248,953        6,159,291
Growth Fund                         466,490          135,879        1,122,623          339,347           85,235          254,112
Multi-Cap Value Fund              6,535,136        3,112,613        7,131,992        1,119,056           48,770        1,070,286
Small Cap Fund                    7,595,325        1,094,141       12,704,096        9,494,841          309,127        9,185,714

NOTE 5. DISTRIBUTIONS TO SHAREHOLDERS

     The tax character of distributions paid during 2004 and 2003 was as follows:

                                                        GOVERNMENT     INCOME &                 MULTI-CAP
                                                        SECURITIES       EQUITY     BALANCED        VALUE    SMALL CAP
                                                              FUND         FUND         FUND         FUND         FUND
Year ended December 31, 2004 Distributions paid from:

Ordinary Income                                         $  149,172   $  156,720   $   86,992   $        -   $        -
Long-Term Capital Gain                                           -       24,019      112,692      253,303      142,655
                                                        ----------   ----------   ----------   ----------   ----------
Total Distributions                                     $  149,172   $  180,739   $  199,684   $  253,303   $  142,655

Year ended December 31, 2003 Distributions paid from:

Ordinary Income                                         $  397,277   $  133,705   $  414,665   $        -   $        -
Long-Term Capital Gain                                       1,365            -       37,702            -       73,344
Return of Capital                                                -       14,898       38,952            -            -
                                                        ----------   ----------   ----------   ----------   ----------
Total Distributions                                     $  398,642   $  148,603   $  491,319   $        -   $   73,344

NOTE 6. CAPITAL SHARE TRANSACTIONS

     Effective July 1, 2004, a 2% redemption fee is assessed on shares of the Government Securities Fund or the Income and Equity Fund sold or exchanged within sixty days of purchase or shares of the Balanced Fund, Growth Fund, Multi-Cap Value Fund or the Small Cap Fund sold or exchanged within six months of purchase. The redemption fee does not apply to shares of the Government Securities Fund, Income and Equity Fund, Balanced Fund or Multi-Cap Value Fund purchased before July 1, 2004. The redemption fees collected through December 31, 2004, are included as a reduction to the shares repurchased in the table below. The amount of the reduction is as follows:

     Balanced Fund (Class C)             $      78
     Growth Fund (Class A)                     724
     Multi-Cap Value Fund (Class C)             51
     Small Cap Fund (Class A)            $  12,887
     Small Cap Fund (Class C)                  911

                                               YEAR ENDED                      YEAR ENDED
                                            DECEMBER 31, 2004               DECEMBER 31, 2003
                                      ----------------------------    ----------------------------
                                         SHARES          AMOUNT          SHARES          AMOUNT
                                      ----------------------------    ----------------------------
GOVERNMENT SECURITIES FUND
Class A
Shares Sold                                  9,692    $     92,986          11,268    $    116,219
Reinvestment of Distributions                3,863          36,863           7,106          70,704
                                      ----------------------------    ----------------------------
                                            13,555         129,849          18,374         186,923
Shares Repurchased                         (64,505)       (618,244)       (110,329)     (1,105,771)
                                      ----------------------------    ----------------------------
Net Decrease                               (50,950)   $   (488,395)        (91,955)   $   (918,848)
                                      ============================    ============================

Class C
Shares Sold                                 45,269    $    422,173         403,006    $  3,997,691
Reinvestment of Distributions               10,222          94,962          30,489         295,689
                                      ----------------------------    ----------------------------
                                            55,491         517,135         433,495       4,293,380
Shares Repurchased                        (465,886)   $ (4,367,930)       (314,266)   $ (2,979,701)
                                      ----------------------------    ----------------------------
Net Increase (Decrease)                   (410,395)     (3,850,795)        119,229       1,313,679
                                      ============================    ============================

                                               YEAR ENDED                      YEAR ENDED
                                            DECEMBER 31, 2004               DECEMBER 31, 2003
                                      ----------------------------    ----------------------------
                                         SHARES          AMOUNT          SHARES          AMOUNT
                                      ----------------------------    ----------------------------
INCOME AND EQUITY FUND
Class A
Shares Sold                                218,049    $  2,278,445          13,196    $    133,330
Reinvestment of Distributions                6,044          62,936           3,629          36,033
                                      ----------------------------    ----------------------------
                                           224,093       2,341,381          16,825         169,363
Shares Repurchased                         (56,402)       (586,655)        (52,707)       (528,613)
                                      ----------------------------    ----------------------------
Net Increase (Decrease)                    167,691    $  1,754,726         (35,882)   $   (359,250)
                                      ============================    ============================

Class C
Shares Sold                                260,189    $  2,589,841         218,819    $  2,133,004
Reinvestment of Distributions               10,853         108,446          10,541         102,147
                                      ----------------------------    ----------------------------
                                           271,042       2,698,287         229,360       2,235,151
Shares Repurchased                         (45,884)       (456,702)        (24,427)       (237,179)
                                      ----------------------------    ----------------------------
Net Increase                               225,158    $  2,241,585         204,933    $  1,997,972
                                      ============================    ============================

                                               YEAR ENDED                      YEAR ENDED
                                            DECEMBER 31, 2004               DECEMBER 31, 2003
                                      ----------------------------    ----------------------------
                                         SHARES          AMOUNT          SHARES          AMOUNT
                                      ----------------------------    ----------------------------
BALANCED FUND
Class A
Shares Sold                                 87,697    $  1,393,685          56,665    $    833,411
Reinvestment of Distributions                3,571          59,108           5,945          93,877
                                      ----------------------------    ----------------------------
                                            91,268       1,452,793          62,610         927,288
Shares Repurchased                         (35,754)       (568,882)        (54,670)       (795,169)
                                      ----------------------------    ----------------------------
Net Increase                                55,514    $    883,911           7,940    $    132,119
                                      ============================    ============================

Class C
Shares Sold                                400,028    $  6,174,154         509,081    $  7,349,288
Reinvestment of Distributions                8,346         134,538          24,737         380,951
                                      ----------------------------    ----------------------------
                                           408,374       6,308,692         533,818       7,730,239
Shares Repurchased                         (99,833)     (1,545,246)        (73,497)     (1,047,267)
                                      ----------------------------    ----------------------------
Net Increase                               308,541    $  4,763,446         460,321    $  6,682,972
                                      ============================    ============================

                                               YEAR ENDED                      YEAR ENDED
                                            DECEMBER 31, 2004               DECEMBER 31, 2003
                                      ----------------------------    ----------------------------
                                         SHARES          AMOUNT          SHARES          AMOUNT
                                      ----------------------------    ----------------------------
GROWTH FUND
Class A
Shares Sold                                 63,114    $    481,133          21,675    $    136,077
Reinvestment of Distributions                    -               -               -               -
                                      ----------------------------    ----------------------------
                                            63,114         481,133          21,675         136,077
Shares Repurchased                         (16,365)       (121,527)        (12,617)        (82,009)
                                      ----------------------------    ----------------------------
Net Increase                                46,749    $    359,606           9,058    $     54,068
                                      ============================    ============================

Class C
Shares Sold                                 22,880    $    172,465           5,680    $     35,187
Reinvestment of Distributions                    -               -               -               -
                                      ----------------------------    ----------------------------
                                            22,880         172,465           5,680          35,187
Shares Repurchased                          (2,430)        (17,465)         (4,567)        (26,509)
                                      ----------------------------    ----------------------------
Net Increase                                20,450    $    155,000           1,113    $      8,678
                                      ============================    ============================

                                               YEAR ENDED                      YEAR ENDED
                                            DECEMBER 31, 2004               DECEMBER 31, 2003
                                      ----------------------------    ----------------------------
                                         SHARES          AMOUNT          SHARES          AMOUNT
                                      ----------------------------    ----------------------------
MULTI-CAP VALUE FUND
Class A
Shares Sold                                 96,925    $  1,113,082          56,817    $    567,721
Reinvestment of Distributions                5,615          66,475               -               -
                                      ----------------------------    ----------------------------
                                           102,540       1,179,557          56,817         567,721
Shares Repurchased                          (8,958)       (102,650)        (17,022)       (162,229)
                                      ----------------------------    ----------------------------
Net Increase                                93,582    $  1,076,907          39,795    $    405,492
                                      ============================    ============================

Class C
Shares Sold                                214,418    $  2,425,104         160,357    $  1,639,021
Reinvestment of Distributions               15,822         183,729               -               -
                                      ----------------------------    ----------------------------
                                           230,240       2,608,833         160,357       1,639,021
Shares Repurchased                         (12,322)       (141,551)         (5,757)        (54,408)
                                      ----------------------------    ----------------------------
Net Increase                               217,918    $  2,467,282         154,600    $  1,584,613
                                      ============================    ============================

                                               YEAR ENDED                      YEAR ENDED
                                            DECEMBER 31, 2004               DECEMBER 31, 2003
                                      ----------------------------    ----------------------------
                                         SHARES          AMOUNT          SHARES          AMOUNT
                                      ----------------------------    ----------------------------
SMALL CAP FUND
Class A
Shares Sold                                321,745    $  6,934,841          94,743    $  1,483,067
Reinvestment of Distributions                3,336          84,426           2,703          49,619
                                      ----------------------------    ----------------------------
                                           325,081       7,019,267          97,446       1,532,686
Shares Repurchased                        (120,496)     (2,560,641)        (81,663)     (1,091,377)
                                      ----------------------------    ----------------------------
Net Increase                               204,585    $  4,458,626          15,783    $    441,309
                                      ============================    ============================

Class C
Shares Sold                                105,393    $  2,073,760          30,274    $    457,239
Reinvestment of Distributions                1,099          25,614             524           8,934
                                      ----------------------------    ----------------------------
                                           106,492       2,099,374          30,798         466,173
Shares Repurchased                         (15,518)       (299,816)        (13,899)       (187,910)
                                      ----------------------------    ----------------------------
Net Increase                                90,974    $  1,799,558          16,899    $    278,263
                                      ============================    ============================

                           PACIFIC ADVISORS FUND INC.
                              FINANCIAL HIGHLIGHTS
                 (For a share outstanding throughout the period)

                                                                                    GOVERNMENT SECURITIES FUND
                                                               --------------------------------------------------------------
                                                                                            CLASS A
                                                               --------------------------------------------------------------
                                                                                 FOR THE YEAR ENDED DECEMBER 31,
                                                               --------------------------------------------------------------
                                                                     2004         2003         2002         2001         2000
                                                               --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period                         $     9.68   $    10.20   $    10.15   $    10.88   $     9.74
                                                               ----------   ----------   ----------   ----------   ----------
  Income from investing operations
    Net investment income                                            0.23         0.35         0.31         0.31         0.35
    Net realized and unrealized gains (losses) on securities        (0.20)       (0.57)       (0.04)       (0.37)        1.41
                                                               ----------   ----------   ----------   ----------   ----------
  Total from investment operations                                   0.03        (0.22)        0.27        (0.06)        1.76
                                                               ----------   ----------   ----------   ----------   ----------
  Less distributions
    From net investment income                                      (0.20)       (0.30)       (0.21)       (0.29)       (0.34)
    From net capital gains                                              -            -        (0.01)       (0.38)       (0.28)
                                                               ----------   ----------   ----------   ----------   ----------
  Total distributions                                               (0.20)       (0.30)       (0.22)       (0.67)       (0.62)
                                                               ----------   ----------   ----------   ----------   ----------
  Net asset value, end of period                               $     9.51   $     9.68   $    10.20    $   10.15   $    10.88
                                                               ==========   ==========   ==========   ==========   ==========
TOTAL INVESTMENT RETURN (a)                                          0.26%       (2.20)%       2.78%       (0.49)%      18.42%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year (000's)                              $    2,488   $    3,025   $    4,125   $    6,487   $    6,071
  Ratio of net investment income to average net assets
      With expense reductions                                        1.89%        2.88%        2.57%        3.01%        3.46%
      Without expense reductions                                     1.23%        2.33%        1.42%        2.22%        2.08%
  Ratio of expenses to average net assets
      With expense reductions                                        1.81%        1.65%        1.65%        1.65%        1.65%
      Without expense reductions                                     2.46%        2.20%        2.80%        2.43%        3.03%
  Fund portfolio turnover rate                                     402.70%      206.55%      212.10%       75.81%       22.21%

                                                                                           CLASS C
                                                               --------------------------------------------------------------
                                                                                 FOR THE YEAR ENDED DECEMBER 31,
                                                               --------------------------------------------------------------
                                                                     2004         2003         2002         2001         2000
                                                               --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period                         $     9.43   $     9.95   $     9.96   $    10.74   $     9.63
                                                               ----------   ----------   ----------   ----------   ----------
  Income from investing operations
    Net investment income                                            0.09         0.21         0.23         0.25         0.29
    Net realized and unrealized gains (losses) on securities        (0.14)       (0.50)       (0.04)       (0.38)        1.38
                                                               ----------   ----------   ----------   ----------   ----------
  Total from investment operations                                  (0.05)       (0.29)        0.19        (0.13)        1.67
                                                               ----------   ----------   ----------   ----------   ----------
  Less distributions
    From net investment income                                      (0.11)       (0.23)       (0.19)       (0.27)       (0.28)
    From net capital gains                                              -            -        (0.01)       (0.38)       (0.28)
                                                               ----------   ----------   ----------   ----------   ----------
  Total distributions                                               (0.11)       (0.23)       (0.20)       (0.65)       (0.56)
                                                               ----------   ----------   ----------   ----------   ----------
  Net asset value, end of period                               $     9.27   $     9.43   $     9.95   $     9.96   $    10.74
                                                               ==========   ==========   ==========   ==========   ==========
TOTAL INVESTMENT RETURN (a)                                         (0.50)%      (2.98)%       1.98%       (1.21)%      17.57%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year (000's)                              $    7,424   $   11,423   $   10,858   $    4,172   $    2,682
  Ratio of net investment income to average net assets
      With expense reductions                                        1.10%        2.23%        1.90%        2.25%        2.79%
      Without expense reductions                                     0.45%        1.67%        0.81%        1.28%        1.23%
  Ratio of expenses to average net assets
      With expense reductions                                        2.57%        2.39%        2.40%        2.40%        2.36%
      Without expense reductions                                     3.22%        2.95%        3.49%        3.37%        3.92%

(a) The Fund's maximum sales charge is not included in the total return computation

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                   INCOME AND EQUITY FUND
                                                               --------------------------------------------------------------
                                                                                          CLASS A
                                                               --------------------------------------------------------------
                                                                               FOR THE YEAR ENDED DECEMBER 31,
                                                               --------------------------------------------------------------
                                                                     2004         2003         2002         2001         2000
                                                               --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period                         $    10.33   $     9.91   $    10.31   $    10.43   $    10.39
                                                               ----------   ----------   ----------   ----------   ----------
  Income from investing operations
    Net investment Income                                            0.07         0.33         0.39         0.42         0.52
    Net realized and unrealized gains (losses) on securities         0.29         0.31        (0.49)       (0.14)        0.07
                                                               ----------   ----------   ----------   ----------   ----------
  Total from investment operations                                   0.36         0.64        (0.10)        0.28         0.59
                                                               ----------   ----------   ----------   ----------   ----------
  Less distributions
    From net investment income                                      (0.21)       (0.20)       (0.30)       (0.40)       (0.55)
    From net capital gains                                          (0.02)           -            -            -            -
    From return of capital                                              -        (0.02)           -            -            -
                                                               ----------   ----------   ----------   ----------   ----------
  Total distributions                                               (0.23)       (0.22)       (0.30)       (0.40)       (0.55)
                                                               ----------   ----------   ----------   ----------   ----------
  Net asset value, end of period                               $    10.46   $    10.33   $     9.91   $    10.31   $    10.43
                                                               ==========   ==========   ==========   ==========   ==========
TOTAL INVESTMENT RETURN (a)                                          3.51%        6.63%       (0.92)%       2.63%        6.03%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year (000's)                              $    3,611   $    1,835   $    2,117   $    2,708   $    2,217
  Ratio of net investment income to average net assets
      With expense reductions                                        2.18%        2.92%        3.43%        4.28%        4.67%
      Without expense reductions                                     1.49%        1.84%        1.75%        2.66%        2.76%
  Ratio of expenses to average net assets
      With expense reductions                                        1.94%        1.85%        1.85%        1.85%        1.83%
      Without expense reductions                                     2.63%        2.94%        3.53%        3.47%        3.75%
  Fund portfolio turnover rate                                      40.48%       71.02%       91.50%       43.38%       21.83%

                                                                                          CLASS C
                                                               --------------------------------------------------------------
                                                                               FOR THE YEAR ENDED DECEMBER 31,
                                                               --------------------------------------------------------------
                                                                     2004         2003         2002         2001         2000
                                                               --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period                         $     9.90   $     9.60   $    10.03   $    10.26   $    10.15
                                                               ----------   ----------   ----------   ----------   ----------
  Income from investing operations
    Net investment Income                                            0.16         0.24         0.34         0.42         0.35
    Net realized and unrealized gains (losses) on securities         0.11         0.32        (0.51)       (0.22)        0.10
                                                               ----------   ----------   ----------   ----------   ----------
  Total from investment operations                                   0.27         0.56        (0.17)        0.20         0.45
                                                               ----------   ----------   ----------   ----------   ----------
  Less distributions
    From net investment income                                      (0.13)       (0.22)       (0.26)       (0.43)       (0.34)
    From net capital gains                                          (0.02)           -            -            -            -
    From return of capital                                              -        (0.02)           -            -            -
                                                               ----------   ----------   ----------   ----------   ----------
  Total distributions                                               (0.15)       (0.24)       (0.26)       (0.43)       (0.34)
                                                               ----------   ----------   ----------   ----------   ----------
  Net asset value, end of period                               $    10.02   $     9.90   $     9.60   $    10.03   $    10.26
                                                               ==========   ==========   ==========   ==========   ==========
TOTAL INVESTMENT RETURN (a)                                          2.74%        5.88%       (1.60)%       1.81%        4.32%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year (000's)                              $    7,738   $    5,416   $    3,284   $    1,365   $      815
  Ratio of net investment income to average net assets
      With expense reductions                                        1.38%        2.10%        2.95%        3.58%        3.90%
      Without expense reductions                                     0.70%        1.03%        1.15%        1.65%        1.88%
  Ratio of expenses to average net assets
      With expense reductions                                        2.69%        2.60%        2.60%        2.60%        2.55%
      Without expense reductions                                     3.37%        3.67%        4.39%        4.54%        4.57%

(a) The Fund's maximum sales charge is not included in the total return computation

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                        BALANCED FUND
                                                               --------------------------------------------------------------
                                                                                          CLASS A
                                                               --------------------------------------------------------------
                                                                               FOR THE YEAR ENDED DECEMBER 31,
                                                               --------------------------------------------------------------
                                                                     2004         2003         2002         2001         2000
                                                               --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period                         $    15.88   $    13.69   $    14.42   $    15.22   $    14.04
                                                               ----------   ----------   ----------   ----------   ----------
  Income from investing operations
    Net investment income                                            0.12         0.21         0.06         0.10         0.21
    Net realized and unrealized gains (losses) on securities         0.75         2.34        (0.79)       (0.81)        1.19
                                                               ----------   ----------   ----------   ----------   ----------
  Total from investment operations                                   0.87         2.55        (0.73)       (0.71)        1.40
                                                               ----------   ----------   ----------   ----------   ----------
  Less distributions
    From net investment income                                      (0.13)       (0.16)           -        (0.09)       (0.15)
    From net capital gains                                          (0.05)       (0.18)           -            -        (0.07)
    From return of capital                                              -        (0.02)           -            -            -
                                                               ----------   ----------   ----------   ----------   ----------
  Total distributions                                               (0.18)       (0.36)           -        (0.09)       (0.22)
                                                               ----------   ----------   ----------   ----------   ----------
  Net asset value, end of period                               $    16.57   $    15.88   $    13.69   $    14.42   $    15.22
                                                               ==========   ==========   ==========   ==========   ==========
TOTAL INVESTMENT RETURN (a)                                          5.50%       18.63%       (5.05)%      (4.69)%       9.99%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year (000's)                              $    5,863   $    4,739   $    3,977   $    5,013   $    5,942
  Ratio of net investment income to average net assets
      With expense reductions                                        0.98%        1.44%        0.30%        0.55%        1.15%
      Without expense reductions                                     0.98%        1.44%        0.30%        0.55%        0.74%
  Ratio of expenses to average net assets
      With expense reductions                                        2.67%        2.86%        3.47%        3.22%        2.88%
      Without expense reductions                                     2.67%        2.86%        3.47%        3.22%        3.28%
  Fund portfolio turnover rate                                      39.60%       58.73%       57.74%       42.20%       43.30%

                                                                                          CLASS C
                                                               --------------------------------------------------------------
                                                                               FOR THE YEAR ENDED DECEMBER 31,
                                                               --------------------------------------------------------------
                                                                  2004         2003         2002         2001         2000
                                                               --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period                         $    15.49   $    13.40   $    14.18   $    14.99   $    13.91
                                                               ----------   ----------   ----------   ----------   ----------
  Income from investing operations
    Net investment income                                            0.04         0.09         0.01         0.01         0.07
    Net realized and unrealized gains (losses) on securities         0.68         2.26        (0.79)       (0.80)        1.17
                                                               ----------   ----------   ----------   ----------   ----------
  Total from investment operations                                   0.72         2.35        (0.78)       (0.79)        1.24
                                                               ----------   ----------   ----------   ----------   ----------
  Less distributions
    From net investment income                                      (0.03)       (0.06)           -        (0.02)       (0.09)
    From net capital gains                                          (0.05)       (0.18)           -            -        (0.07)
    From return of capital                                              -        (0.02)           -            -            -
                                                               ----------   ----------   ----------   ----------   ----------
  Total distributions                                               (0.08)       (0.26)           -        (0.02)       (0.16)
                                                               ----------   ----------   ----------   ----------   ----------
  Net asset value, end of period                               $    16.13   $    15.49   $    13.40   $    14.18   $    14.99
                                                               ==========   ==========   ==========   ==========   ==========
TOTAL INVESTMENT RETURN (a)                                          4.62%       17.58%       (5.49)%      (5.25)%       8.92%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year (000's)                              $   29,304   $   23,353   $   14,035   $    7,404   $    4,559
  Ratio of net investment income to average net assets
      With expense reductions                                        0.21%        0.67%       (0.16)%      (0.08)%       0.39%
      Without expense reductions                                     0.21%        0.67%       (0.16)%      (0.08)%      (0.01)%
  Ratio of expenses to average net assets
      With expense reductions                                        3.44%        3.66%        4.15%        3.99%        3.63%
      Without expense reductions                                     3.44%        3.66%        4.15%        3.99%        4.03%

(a) The Fund's maximum sales charge is not included in the total return computation

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                        GROWTH FUND
                                                               --------------------------------------------------------------
                                                                                          CLASS A
                                                               --------------------------------------------------------------
                                                                               FOR THE YEAR ENDED DECEMBER 31,
                                                               --------------------------------------------------------------
                                                                     2004         2003         2002         2001         2000
                                                               --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period                         $     7.14   $     5.48   $     7.04   $     9.83   $    11.67
                                                               ----------   ----------   ----------   ----------   ----------
  Income from investing operations
    Net investment income (expense)                                  0.02        (0.07)       (0.12)       (0.11)       (0.01)
    Net realized and unrealized gains (losses) on securities         1.06         1.73        (1.44)       (2.68)       (1.83)
                                                               ----------   ----------   ----------   ----------   ----------
  Total from investment operations                                   1.08         1.66        (1.56)       (2.79)       (1.84)
                                                               ----------   ----------   ----------   ----------   ----------
  Less distributions
    From net investment income                                          -            -            -            -            -
    From net capital gains                                              -            -            -            -            -
                                                               ----------   ----------   ----------   ----------   ----------
  Total distributions                                                   -            -            -            -            -
                                                               ----------   ----------   ----------   ----------   ----------
  Net asset value, end of period                               $     8.22   $     7.14   $     5.48   $     7.04   $     9.83
                                                               ==========   ==========   ==========   ==========   ==========
TOTAL INVESTMENT RETURN (a)                                         15.13%       30.29%      (22.16)%     (28.38)%     (15.77)%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year (000's)                              $    1,155   $      669   $      464   $      588   $      825
  Ratio of net investment income to average net assets
      With expense reductions                                       (1.51)%      (1.69)%      (1.97)%      (1.26)%      (0.24)%
      Without expense reductions                                    (4.98)%      (7.44)%      (8.25)%      (5.44)%      (3.98)%
  Ratio of expenses to average net assets
      With expense reductions                                        2.83%        2.48%        2.50%        2.44%        2.50%
      Without expense reductions                                     6.30%        8.23%        8.77%        6.62%        6.23%
  Fund portfolio turnover rate                                      12.96%       34.58%       78.06%       57.61%       16.00%

                                                                                           CLASS C
                                                               --------------------------------------------------------------
                                                                               FOR THE YEAR ENDED DECEMBER 31,
                                                               --------------------------------------------------------------
                                                                     2004         2003         2002         2001         2000
                                                               --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period                         $     6.83   $     5.33   $     6.89   $     9.70   $    11.61
                                                               ----------   ----------   ----------   ----------   ----------
  Income from investing operations
    Net investment income (expense)                                  0.22        (0.16)       (0.44)       (0.22)       (0.06)
    Net realized and unrealized gains (losses) on securities         0.74         1.66        (1.12)       (2.59)       (1.85)
                                                               ----------   ----------   ----------   ----------   ----------
  Total from investment operations                                   0.96         1.50        (1.56)       (2.81)       (1.91)
                                                               ----------   ----------   ----------   ----------   ----------
  Less distributions
    From net investment income                                          -            -            -            -            -
    From net capital gains                                              -            -            -            -            -
                                                               ----------   ----------   ----------   ----------   ----------
  Total distributions                                                   -            -            -            -            -
                                                               ----------   ----------   ----------   ----------   ----------
  Net asset value, end of period                               $     7.79   $     6.83   $     5.33   $     6.89   $     9.70
                                                               ==========   ==========   ==========   ==========   ==========
TOTAL INVESTMENT RETURN (a)                                         14.06%       28.14%      (22.64)%     (28.97)%     (16.45)%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year (000's)                              $      445   $      251   $      190   $      439   $      728
  Ratio of net investment income to average net assets
      With expense reductions                                       (2.27)%      (2.47)%      (2.75)%      (2.04)%      (0.97)%
      Without expense reductions                                     5.61%       (8.18)%      (8.67)%      (5.59)%      (4.04)%
  Ratio of expenses to average net assets
      With expense reductions                                        3.54%        3.25%        3.25%        3.23%        3.25%
      Without expense reductions                                     6.88%        8.96%        9.17%        6.77%        6.32%

(a) The Fund's maximum sales charge is not included in the total return computation

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                MULTI-CAP VALUE FUND
                                                                ---------------------------------------------------------
                                                                                       CLASS A
                                                                ---------------------------------------------------------
                                                                      FOR THE YEAR ENDED                 APRIL 1, 2002(C)
                                                                         DECEMBER 31,                                  TO
                                                                --------------------------------
                                                                      2004                  2003        DECEMBER 31, 2002
                                                                ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period                          $    11.46            $     7.95     $              10.00
                                                                ----------            ----------     --------------------
  Income from investing operations
    Net investment expense                                           (0.03)                (0.09)                   (0.07)
    Net realized and unrealized gains (losses) on securities          0.70                  3.60                    (1.98)
                                                                ----------            ----------     --------------------
  Total from investment operations                                    0.67                  3.51                    (2.05)
                                                                ----------            ----------     --------------------
  Less distributions
    From net investment income                                           -                     -                        -
    From net capital gains                                           (0.36)                    -                        -
                                                                ----------            ----------     --------------------
  Total distributions                                                (0.36)                    -                        -
                                                                ----------            ----------     --------------------
  Net asset value, end of period                                $    11.77            $    11.46     $               7.95
                                                                ==========            ==========     ====================

TOTAL INVESTMENT RETURN (b)                                           5.84%                44.15%                  (20.50)%(a)

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year (000's)                               $    2,313            $    1,180     $                503
  Ratio of net investment income to average net assets
      With expense reductions                                        (1.15)%               (1.67)%                  (1.44)%(d)
      Without expense reductions                                     (1.15)%               (3.14)%                  (5.65)%(d)
  Ratio of expenses to average net assets
      With expense reductions                                         2.63%                 2.49%                    2.49%(d)
      Without expense reductions                                      3.07%                 3.96%                    6.69%(d)
  Fund portfolio turnover rate                                       49.30%                20.16%                    8.23%(d)

                                                                                       CLASS C
                                                                ---------------------------------------------------------
                                                                       FOR THE YEAR ENDED                APRIL 1, 2002(C)
                                                                           DECEMBER 31,                                TO
                                                                --------------------------------
                                                                      2004                  2003        DECEMBER 31, 2002
                                                                ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period                          $    11.33            $     7.91     $              10.00
                                                                ----------            ----------     --------------------
  Income from investing operations
    Net investment income (expense)                                  (0.10)                 0.32                    (0.52)
    Net realized and unrealized gains (losses) on securities          0.67                  3.10                    (1.57)
                                                                ----------            ----------     --------------------
  Total from investment operations                                    0.57                  3.42                    (2.09)
                                                                ----------            ----------     --------------------
  Less distributions
    From net investment income                                           -                     -                        -
    From net capital gains                                           (0.36)                    -                        -
                                                                ----------            ----------     --------------------
  Total distributions                                                (0.36)                    -                        -
                                                                ----------            ----------     --------------------
  Net asset value, end of period                                $    11.54            $    11.33     $               7.91
                                                                ==========            ==========     ====================

TOTAL INVESTMENT RETURN (b)                                           5.02%                43.24%                  (20.90)%(a)

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year (000's)                               $    6,122            $    3,537     $              1,247
  Ratio of net investment income to average net assets
      With expense reductions                                        (1.94)%               (2.41)%                  (2.20)%(d)
      Without expense reductions                                     (2.37)%               (3.90)%                  (6.08)%(d)
  Ratio of expenses to average net assets
      With expense reductions                                         3.40%                 3.24%                    3.23%(d)
      Without expense reductions                                      3.83%                 4.74%                    7.11%(d)

(a)   Not annualized
(b) The Fund's maximum sales charge is not included in the total return computation.
(c)   Commencement of operations
(d)   Annualized

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                      SMALL CAP FUND
                                                               --------------------------------------------------------------
                                                                                         CLASS A
                                                               --------------------------------------------------------------
                                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                               --------------------------------------------------------------
                                                                     2004         2003         2002         2001         2000
                                                               --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period                         $    18.77   $    10.32   $    15.23   $    13.42   $    11.98
                                                               ----------   ----------   ----------   ----------   ----------
  Income from investing operations
    Net investment expense                                           0.73        (0.37)       (0.85)       (0.42)       (0.79)
    Net realized and unrealized gains (losses) on securities         6.14         8.95        (4.05)        3.11         2.32
                                                               ----------   ----------   ----------   ----------   ----------
  Total from investment operations                                   6.87         8.58        (4.90)        2.69         1.53
                                                               ----------   ----------   ----------   ----------   ----------
  Less distributions
    From net investment income                                          -            -            -            -            -
    From net capital gains                                          (0.17)       (0.13)       (0.01)       (0.88)       (0.09)
                                                               ----------   ----------   ----------   ----------   ----------
  Total distributions                                               (0.17)       (0.13)       (0.01)       (0.88)       (0.09)
                                                               ----------   ----------   ----------   ----------   ----------
  Net asset value, end of period                               $    25.47   $    18.77   $    10.32   $    15.23   $    13.42
                                                               ==========   ==========   ==========   ==========   ==========

TOTAL INVESTMENT RETURN (a)                                         36.60%       83.21%      (32.20)%       20.2        12.83%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year (000's)                              $   17,376   $    8,961   $    4,763   $    7,715   $    6,541
  Ratio of net investment income to average net assets
      With expense reductions                                       (3.08)%      (4.06)%      (4.01)%      (3.44)%      (3.20)%
      Without expense reductions                                    (3.08)%      (4.06)%      (4.01)%      (3.44)%      (3.20)%
  Ratio of expenses to average net assets
      With expense reductions                                        3.32%        4.44%        4.52%        3.74%        3.58%
      Without expense reductions                                     3.32%        4.44%        4.52%        3.74%        3.58%
  Fund portfolio turnover rate                                       7.23%       39.95%       23.39%       43.89%       44.82%

                                                                                          CLASS C
                                                               --------------------------------------------------------------
                                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                               --------------------------------------------------------------
                                                                     2004         2002         2001         2000         1999
                                                               --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period                         $    17.41   $     9.65   $    14.47   $    13.04   $    11.93
                                                               ----------   ----------   ----------   ----------   ----------
  Income from investing operations
    Net investment expense                                           0.66         0.04        (0.88)       (0.08)       (0.78)
    Net realized and unrealized gains (losses) on securities         5.54         7.85        (3.93)        2.39         1.98
                                                               ----------   ----------   ----------   ----------   ----------
  Total from investment operations                                   6.20         7.89        (4.81)        2.31         1.20
                                                               ----------   ----------   ----------   ----------   ----------
  Less distributions
    From net investment income                                          -            -            -            -            -
    From net capital gains                                          (0.17)       (0.13)       (0.01)       (0.88)       (0.09)
                                                               ----------   ----------   ----------   ----------   ----------
  Total distributions                                               (0.17)       (0.13)       (0.01)       (0.88)       (0.09)
                                                               ----------   ----------   ----------   ----------   ----------
  Net asset value, end of period                               $    23.44   $    17.41   $     9.65   $    14.47   $    13.04
                                                               ==========   ==========   ==========   ==========   ==========

TOTAL INVESTMENT RETURN (a)                                         35.62%       81.83%      (33.27)%       17.9        10.11%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year (000's)                              $    3,848   $    1,274   $      543   $      886   $      454
  Ratio of net investment income to average net assets
      With expense reductions                                       (3.85)%      (4.88)%      (5.47)%      (5.48)%      (5.52)%
      Without expense reductions                                    (3.85)%      (4.88)%      (5.47)%      (5.48)%      (5.52)%
  Ratio of expenses to average net assets
      With expense reductions                                        4.10%        5.26%        5.97%        5.78%        5.90%
      Without expense reductions                                     4.10%        5.26%        5.97%        5.78%        5.90%

(a) The Fund's maximum sales charge is not included in the total return computation

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           PACIFIC ADVISORS FUND INC.
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders
Pacific Advisors Fund Inc.

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Pacific Advisors Fund Inc. (comprising, respectively, the Government Securities Fund, Income and Equity Fund, Balanced Fund, Growth Fund, Multi-Cap Value Fund and Small Cap Fund) (the "Funds"), as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Pacific Advisors Fund Inc. at December 31, 2004, the results of their operations for the fiscal year then ended, the changes in their net assets for each of the two fiscal years in the period then ended, and their financial highlights for each of the five fiscal years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                             /s/ Ernst & Young LLP

Los Angeles, California
January 21, 2005

                           PACIFIC ADVISORS FUND INC.
                             DIRECTORS AND OFFICERS

                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                            POSITIONS(S)   TERM OF OFFICES   PRINCIPAL OCCUPATIONS       FUND COMPLEX
                           HELD WITH THE    AND LENGTH OF           DURING                OVERSEEN BY     OTHER DIRECTORSHIPS
  NAME, ADDRESS AND AGE       COMPANY        TIME SERVED          PAST 5 YEARS              TRUSTEE         HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
Thomas M. Brinker (71)        Director       Since 1992    2003 - Present: Retired     6 Pacific Advisors        None
1 North Ormond Avenue                                      1970 - 2003: President
Havertown, PA 19083                                        Mutual Funds
                                                           Fringe Benefits,Inc/
                                                           Financial Foresight,
                                                           Ltd., d/b/a The Brinker
                                                           Organization (Financial
                                                           Services Companies)

Victoria Breen (53)           Director       Since 1992    1992 - Present: Assistant   6 Pacific Advisors        None
603 West Ojai Avenue       and Assistant                   Secretary and Director,       Mutual Funds
Ojai, CA 93023               Secretary                     Pacific Global
                                                           Investment Management
                                                           Company, Pacific Global
                                                           Investor
                                                           Services, Inc.

                                                           1994 - Present: Agent,
                                                           Transamerica Life
                                                           Companies and Registered
                                                           Principal, Transamerica
                                                           Financial Advisors, Inc.

                                                           1986 - Present:
                                                           President,
                                                           Derby & Derby Inc.
                                                           (Financial Services
                                                           Company)

                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                            POSITIONS(S)   TERM OF OFFICES   PRINCIPAL OCCUPATIONS       FUND COMPLEX
                           HELD WITH THE    AND LENGTH OF           DURING                OVERSEEN BY     OTHER DIRECTORSHIPS
  NAME, ADDRESS AND AGE       COMPANY        TIME SERVED          PAST 5 YEARS              TRUSTEE         HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
Thomas H. Hanson (55)      Vice President    Since 1992    1992 - Present: Executive   6 Pacific Advisors         None
206 North Jackson Street   and Secretary                   Vice President and             Mutual Funds
Suite 301                                                  Director, Pacific Global
Glendale, CA 91206                                         Investment Management
                                                           Company; President and
                                                           Director, Pacific Global
                                                           Fund Distributors, Inc.;
                                                           Director, Pacific Global
                                                           Investor Services, Inc.

                                                           2001 -Present: Vice
                                                           President, Pacific Global
                                                           Investor Services, Inc.

                                                           1997 - 2001:
                                                           Vice President and
                                                           Director, Pacific Global
                                                           Investment Fund Ltd.

                                                           1992 -2001: President,
                                                           Pacific Global Investor
                                                           Services, Inc.

                                                           1993 - Present: Owner,
                                                           Director, Chairman,
                                                           President and CEO of
                                                           TriVest Capital
                                                           Management, Inc.

Catherine L. Henning (27)    Assistant       Since 2002    2004 - Present: Secretary,  6 Pacific Advisors         None
206 North Jackson Street     Secretary                     Pacific Global Investment     Mutual Funds
Suite 301                                                  Management Company
Glendale, CA 91206

                                                           2002 - 2004: Assistant
                                                           Secretary, Pacific Global
                                                           Investment Management
                                                           Company

                                                           2002 - Present: Assistant
                                                           Secretary, Pacific Global
                                                           Fund Distributors, Inc.
                                                           and Pacific Global
                                                           Investor Services, Inc.

                                                           1999 - Present: Marketing
                                                           Coordinator, Pacific Global
                                                           Investment Management
                                                           Company

                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                            POSITIONS(S)   TERM OF OFFICES   PRINCIPAL OCCUPATIONS       FUND COMPLEX
                           HELD WITH THE    AND LENGTH OF           DURING                OVERSEEN BY     OTHER DIRECTORSHIPS
  NAME, ADDRESS AND AGE       COMPANY        TIME SERVED          PAST 5 YEARS              TRUSTEE         HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
George A. Henning (57)     President and     Since 1992    1991 - Present: Chairman,  6 Pacific Advisors          None
206 North Jackson Street     Chairman                      President, and Director,       Mutual Funds
Suite 301                                                  Pacific Global Investment
Glendale, CA 91206                                         Management Company;
                                                           Chairman and Director,
                                                           Pacific Global Fund
                                                           Distributors, Inc.;
                                                           Chairman and Director,
                                                           Pacific Global Investor
                                                           Services, Inc.

                                                           1997 - 2001: Chairman and
                                                           Director, Pacific Global
                                                           Investment Fund, Ltd.

Barbara A. Kelley (51)          Vice         Since 2001    2004 -Present: Chief       6 Pacific Advisors          None
206 North Jackson Street     President,                    Compliance Officer,            Mutual Funds
Suite 301                      Chief                       Pacific Advisors Fund Inc.
Glendale, CA 91206           Compliance                    and Pacific Global
                            Officer and                    Investment Management
                             Treasurer                     Company

                                                           2001 - Present: Executive
                                                           Vice President, Treasurer,
                                                           Pacific Global Investment
                                                           Management Company;
                                                           Treasurer and Director,
                                                           Pacific Global Fund
                                                           Distributors, Inc.;
                                                           President and Treasurer,
                                                           Pacific Global Investor
                                                           Services, Inc.

                                                           1999 - Present: Director,
                                                           Pacific Global Investment
                                                           Management Company

                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                            POSITIONS(S)   TERM OF OFFICES   PRINCIPAL OCCUPATIONS       FUND COMPLEX
                           HELD WITH THE    AND LENGTH OF           DURING                OVERSEEN BY     OTHER DIRECTORSHIPS
  NAME, ADDRESS AND AGE       COMPANY        TIME SERVED          PAST 5 YEARS              TRUSTEE         HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------
L. Michael Haller (61)        Director       Since 1992    2004 - Present:             6 Pacific Advisors         None
5924 Colodny                                               Consultant 2002 - 2003:        Mutual Funds
Agoura, CA 91301                                           Executive Vice President,
                                                           Sammy Studios, Inc.
                                                           (Entertainment Company)

                                                           2001 - 2002: Vice
                                                           President and Executive
                                                           Producer, Electronic
                                                           Arts; President,
                                                           International Media
                                                           Group, Inc.
                                                           (Entertainment Company)

                                                           2000 - 2001: Senior Vice
                                                           President, Infogrames
                                                           (Entertainment Company)

Takashi Makinodan, Ph.D       Director       Since 1995    1992 - Present: Director,   6 Pacific Advisors         None
(80)                                                       Medical Treatment              Mutual Funds
1506 S. Bentley Avenue                                     Effectiveness Program
PH #5                                                      (MEDTEP), Center on Asian
Los Angeles, CA 90025                                      and Pacific Islanders

                                                           1991 - Present: Associate
                                                           Director of Research,
                                                           Geriatric Research
                                                           Education Clinic Center,
                                                           VA Medical Center

Gerald E. Miller (75)         Director       Since 1992    1992 - Present: Retired     6 Pacific Advisors         None
5262 Bridgetown Place                                                                     Mutual Funds
Westlake Village, CA 91362

Louise K. Taylor,             Director       Since 1992    1991 - Present:             6 Pacific Advisors         None
Ph.D (58)                                                  Superintendent, Monrovia       Mutual Funds
325 East Huntington Dr.                                    Unified School District
Monrovia, CA 91016

Each director is elected to serve until the next annual shareholders meeting and until his or her successor is elected or appointed. The Company does not hold regular annual shareholders meetings to elect Directors. Vacancies on the Board can be filled by the action of a majority of the Directors, provided that at least two-thirds of the Directors have been elected by the shareholders. Certain Directors are considered "interested persons" of the Company as defined in the 1940 Act. All directors oversee all six Funds of theCompany.

[GRAPHIC]

PACIFIC ADVISORS
         Fund Inc

         DIRECTORS
             GEORGE A. HENNING, CHAIRMAN
             VICTORIA L. BREEN
             THOMAS M. BRINKER
             L. MICHAEL HALLER, III
             TAKASHI MAKINODAN, PH.D.
             GERALD E. MILLER
             LOUISE K. TAYLOR, PH.D.

         OFFICERS
             GEORGE A. HENNING, PRESIDENT
             THOMAS H. HANSON, VICE PRESIDENT AND SECRETARY
             VICTORIA L. BREEN, ASSISTANT SECRETARY
             CATHERINE L. HENNING, ASSISTANT SECRETARY
             BARBARA A. KELLEY, TREASURER

         INVESTMENT MANAGER
             PACIFIC GLOBAL INVESTMENT MANAGEMENT COMPANY
             206 NORTH JACKSON STREET, SUITE 301
             GLENDALE, CALIFORNIA 91206

         INCOME AND EQUITY FUND CO-MANAGER AND BALANCED FUND ADVISER
             BACHE CAPITAL MANAGEMENT, INC.
             206 NORTH JACKSON STREET, SUITE 201
             GLENDALE, CALIFORNIA 92106

         TRANSFER AGENT AND ADMINISTRATOR
             PACIFIC GLOBAL INVESTOR SERVICES, INC.
             206 NORTH JACKSON STREET, SUITE 301
             GLENDALE, CALIFORNIA 91206

         DISTRIBUTOR
             PACIFIC GLOBAL FUND DISTRIBUTORS, INC.
             206 NORTH JACKSON STREET, SUITE 301
             GLENDALE, CALIFORNIA 91206
             (800) 989-6693

         AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

         The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.

         The Fund's complete schedule of portfolio holdings for each fiscal quarter is posted on the Fund's Web site at www.pacificadvisorsfund.com and is available without charge, upon request by calling (800) 989-6693. Documents will be sent within 3 business days of receipt of your request.

         AVAILABILITY OF PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

         A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling (800) 989-6693. Documents will be sent within 3 business days of receipt of your request. This information is also available on the SEC's Web site at http://www.sec.gov.

[GRAPHIC]  PACIFIC GLOBAL FUND DISTRIBUTORS, INC.                   PRSRT STD
           206 NORTH JACKSON STREET, SUITE 301                    U. S. POSTAGE
           GLENDALE, CALIFORNIA 91206                                 PAIDS
                                                                  GLENDALE, CA
                                                                 PERMIT NO. 1090

                                                                       pg101.898

Item 2.   Code of Ethics

          Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 that applies to Registrant's principal executive officer, principal financial officer, principal accounting officer or controller. A copy has been attached as Exhibit 10a(1)(i).

Item 3.   Audit Committee Financial Expert

          Registrant's Audit Committee has three members. While these members are "financially literate," the Board has determined that none of the members of the Audit Committee meet the technical definition of "audit committee financial expert." Registrant has determined that an audit committee financial expert is not necessary at this time because (i) the Audit Committee members are financially literate; (ii) they have served on Registrant's Audit Committee for several years; (iii) the accounting methodologies applicable to registered investment companies and the types of investment activities in which the Funds engage are well established; and (iv) Registrant's financial statements do not involve the types of complex accounting issues that other types of public companies may have.

Item 4.   Principal Accountant Fees and Services

(a)-(d)

Ernst & Young LLP ("E&Y") billed the Company aggregate fees for professional services rendered for the fiscal years ending December 31, 2004, and December 31, 2003, as follows:

                 AUDIT FEES    AUDIT RELATED FEES    TAX FEES     ALL OTHER FEES
--------------------------------------------------------------------------------
2004             $ 106,500            $ 0             $ 8,000        $ 10,000
2003             $ 100,350            $ 0             $ 7,440        $      0

(e)(1)

The Audit Committee is authorized to pre-approve non-audit services provided by the Corporation's auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors' independence. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established funds of the Corporation on the same terms as the full Audit Committee previously had approved for the then existing funds, and to approve non-audit services which are permissible under applicable law, provided the estimated fee is not more than $5,000 based on a good faith estimate provided by the auditor. The Chairman shall report any such pre-approval to the Audit Committee at its next following meeting.

(e)(2)

None.

(f)

0%

(g)

None.

(h)

Not applicable.

Item 5.   Not applicable.

Item 6.   (Reserved)

Item 7.   (Reserved)

Item 8.   Not applicable.

Item 9.   Controls and Procedures.

          (a) Based upon their evaluation of Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as conducted within 90 days of the filing date of this Form N-CSR, Registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

          (b) There have been no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of the most recent evaluation as indicated, including no significant deficiencies or material weaknesses that required corrective action.

Item 10.  Exhibits

          (a)(1) Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

          (a)(2) Certifications required by Item 10(a) of Form N-CSR and Section 302 of the Sarbanes-Oxley Act of 2002 (filed herewith).

          (b) Certification required by Section 906 of the Sarbanes-Oxley Act of 2002 (filed herewith).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Global Fund Inc. d/b/a Pacific Advisors Fund Inc.

By:   /s/ GEORGE A. HENNING
      -----------------------------------
      George A. Henning
      Chairman, Pacific Advisors Fund Inc.

Date: March 4, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of Registrant and in the capacities and on the dates indicated.

By:   /s/ GEORGE A. HENNING
      -----------------------------------
      George A. Henning
      Chief Executive Officer

Date: March 4, 2005

By:   /s/ BARBARA A. KELLEY
      -----------------------------------
      Barbara A. Kelley
      Chief Financial Officer

Date: March 4, 2005